UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number  811-08071

Lazard Retirement Series, Inc.
(Exact name of registrant as specified in charter)

30 Rockefeller Plaza

New York, New York 10112

(Address of principal executive offices)	(Zip code)

Nathan A. Paul, Esq.

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(212) 632-6000

Date of fiscal year end:	12/31

Date of reporting period:	6/30/16

ITEM 1. REPORTS TO STOCKHOLDERS.

Lazard Retirement Series
Semi-Annual Report

June 30, 2016

US Equity	Emerging Markets
Lazard Retirement US Strategic Equity Portfolio	Lazard Retirement Emerging Markets Equity Portfolio
Lazard Retirement US Small-Mid Cap Equity Portfolio
Asset Allocation
International Equity	Lazard Retirement Global Dynamic Multi Asset Portfolio
Lazard Retirement International Equity Portfolio

Lazard Retirement Series, Inc. Table of Contents

2	A Message from Lazard

3	Investment Overviews

7	Performance Overviews

12	Information About Your Portfolio’s Expenses

14	Portfolio Holdings Presented by Sector

15	Portfolios of Investments

15	Lazard Retirement US Strategic Equity Portfolio

17	Lazard Retirement US Small-Mid Cap Equity Portfolio

19	Lazard Retirement International Equity Portfolio

21	Lazard Retirement Emerging Markets Equity Portfolio

23	Lazard Retirement Global Dynamic Multi Asset Portfolio

34	Notes to Portfolios of Investments

38	Statements of Assets and Liabilities

40	Statements of Operations

42	Statements of Changes in Net Assets

44	Financial Highlights

49	Notes to Financial Statements

59	Board of Directors and Officers Information

62	Other Information

Shares of the Portfolios are currently offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. Portfolio shares may also be offered to certain qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis.

Please consider a Portfolio’s investment objective, risks, charges and expenses carefully before investing. For more complete information about Lazard Retirement Series, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.LazardNet.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and summary prospectus contain the investment objective, risks, charges, expenses and other information about Portfolios of the Fund, which is not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Semi-Annual Report	1

Lazard Retirement Series, Inc. A Message from Lazard

Dear Shareholder,

In the first half of 2016, global equity markets stood firm despite significant bouts of volatility. Concerns about the Chinese economy, commodity price declines, and a series of disappointing earnings announcements pressured equity markets in the early months of 2016. However, they rallied in the latter half of the first quarter and into the second as the US Federal Reserve lowered its forecast for 2016 interest rate increases. Although global equity markets fell again in late-June due to the uncertainty caused by the United Kingdom’s vote to leave the European Union, certain regions rebounded by the end of the period. In addition, signs of some stability in commodity prices helped emerging markets assets during the period.

Volatility also played a role in global bond markets as investors traded largely on risk assessment of macro events. In Europe, the 10-year German bund yield fell below zero for the first time, following Swiss and Japanese 10-year government bonds, which have been in negative territory for some time. The surprising outcome of the UK referendum triggered another rally in safe haven assets, pushing some government bond yields even further into negative territory. The low yield, but still positive, environment continued in the United States.

At Lazard Asset Management, we remain focused on active management and are committed to responsibly pursuing the Portfolios’ investment objectives. We appreciate your continued confidence in our investment management capabilities, and we feel privileged that you have turned to Lazard for your investment needs.

Sincerely,

Lazard Asset Management LLC

2	Semi-Annual Report

Lazard Retirement Series, Inc. Investment Overviews

US Equities

The S&P 500® Index rose 3.8% in the first half of 2016. Markets were down as much as 10% in the beginning of the period, on concerns about the Chinese economy, commodity price declines, and a series of disappointing corporate earnings announcements. However, shares rallied in the latter half of the first quarter and into the second, as the US Federal Reserve lowered its forecast for 2016 interest rate increases. Economic data were mixed during the period, as the economy capped its largest two-year private payroll gain since 1999 in March, but followed it with a spate of disappointing jobs growth reports to finish the period. GDP growth in the first half of 2016 generally exceeded expectations, however. Although US markets fell sharply in late-June due to the uncertainty caused by the United Kingdom’s affirmative vote to leave the European Union (the so-called “Brexit”), they had largely rebounded by the end of the period. Amid the continuingly uncertain economic and geopolitical backdrop, the Federal Open Market Committee elected not to raise interest rates at its June meeting, and expectations for a rate increase in the summer of 2016 fell sharply.

International Equities

International equities fell slightly in a volatile first half of 2016. Initial concerns centered around faltering Chinese growth and low oil prices, with resultant impacts on credit. This was calmed by evidence of a state-led investment recovery in China, falling US oil supply, and reassurance from the US Federal Reserve that US interest rates would remain low. The resulting weakness in the US dollar, and rise in many commodity prices, supported emerging markets assets alongside sectors such as energy and mining. On the other hand, ventures into negative interest rates in Japan and Europe put extreme pressure on the valuations of financial institutions, while the surprise Brexit vote result put pressure on assumptions for domestic demand growth in Europe. The banking and consumer discretionary sectors were weak as a result, alongside Italy, which has a particularly weak banking sector and upcoming political risk. UK domestic stocks inevitably fell on recession fears, though the UK index overall held up well even in US dollars, as the index is dominated by global multinationals. Sectors seen as sta-

ble, such as consumer staples and utilities, also benefited from very low interest rates.

Emerging Markets Equities

Emerging markets equities experienced somewhat of a changed environment in the first half of 2016. Some of the more defensive sector companies, which had led markets for a long time, underperformed while more economy-sensitive industries were relatively strong. Additionally, regions which had been very weak performers, like Latin America, performed very strongly while Asia, which had performed relatively well, finished the period virtually unchanged. The MSCI Emerging Markets® Index (the “EM Index”) rose by 6.4%, as measured in US dollar terms, during the six-month period with Asian markets declining marginally while eastern European markets rose by 10% and Latin American markets increased by 25%. The period included important events such as the Brexit referendum in the UK, attempts at renminbi devaluation in China, and a presidential impeachment in Brazil.

Signs of some stability in commodity prices helped shares in Peru and Brazil over the period. The dramatic political events in Brazil during the period, which brought about the successful impeachment votes against President Dilma Rousseff, caused both the Brazilian real and the market to rise. Peru’s market was helped towards the end of the period by the narrow election victory of market-friendly presidential candidate Pedro Pablo Kuczynski. Mexican shares were adversely affected by a weak peso.

Returns were highly diverse across Eastern Europe. The bottoming and then rising crude oil price helped Russian equities while the United Kingdom’s Brexit referendum vote to leave the European Union undermined shares in several European countries, including Greece and Poland. Turkish equities initially performed well but suffered after Prime Minister Ahmet Davutoglu’s resignation, an event which appeared to signal President Recep Tayyip Erdogan’s political dominance.

Although most Asian emerging markets generated positive returns over the six-month period, China’s attempt to devalue the renminbi at the beginning of 2016 destabilized global markets. In addition, MSCI’s

Semi-Annual Report	3

decision not to include Chinese mainland shares or A-shares in its Emerging Markets Index also hurt the Chinese market. These factors resulted in a negative return for China over the period. Indian stocks also did not progress much in the second quarter as investors became concerned by resistance to Prime Minister Narendra Modi’s policies. Conversely, strong performance was recorded in Thailand, the Philippines, and Indonesia as economies performed in line with expectations and President-elect Rodrigo Duterte outlined his program for the Philippines.

From a sector perspective, the energy, materials, and consumer staples sectors performed well, while the industrials, consumer discretionary, and health care sectors underperformed the EM Index.

Lazard Retirement US Strategic Equity Portfolio

For the six months ended June 30, 2016, the Lazard Retirement US Strategic Equity Portfolio’s Service Shares posted a total return of 0.56%, as compared with the 3.84% return for the S&P 500 Index.

Stock selection in the health care sector contributed to performance. Shares of pharmaceutical company Pfizer rose after the company reported strong quarterly earnings and management raised its guidance for 2016, driven by foreign exchange tailwinds and stronger revenues. Shares also rose after the company announced that it had terminated its proposed $160 billion acquisition of specialty-drug maker Allergan. Stock selection in the industrials sector also helped returns. Shares of salvage vehicle auction holder Copart rose after the company reported quarterly earnings above expectations, due to higher volume growth stemming from market share gains and overall scrap metal industry tailwinds.

In contrast, stock selection in the consumer discretionary sector detracted from performance. Shares of Norwegian Cruise Line Holdings fell in response to disappointing management guidance and macroeconomic instability, as management said it expected slower bookings in the second quarter. Stock selection and an overweight position in the information technology sector also detracted from performance.

Shares of Google parent Alphabet fell after the company reported disappointing second quarter results, which were hurt by greater holiday seasonality.

Lazard Retirement US Small-Mid Cap Equity Portfolio

For the six months ended June 30, 2016, the Lazard Retirement US Small-Mid Cap Equity Portfolio’s Service Shares posted a total return of -0.14%, as compared with the 3.98% return for the Russell 2500® Index.

Stock selection in the information technology sector contributed to performance. Shares of NCR rose after the payment technology maker reported quarterly earnings above expectations, driven by strong margins. Stock selection and an overweight position in the energy sector also helped returns. Shares of New-field rose after the exploration and production company reported strong quarterly earnings, driven by strong production and expenses.

In contrast, stock selection in the financials sector detracted from performance. Shares of OneMain fell amid continued concerns about the consumer financial services provider’s funding costs in a rising interest rate environment, and as many investors moved away from shares of companies with subprime loan exposure. We exited our position in OneMain in May in pursuit of better opportunities elsewhere. Stock selection and an underweight position in the materials sector also hurt performance. Shares of KapStone Paper and Packaging fell after the pulp and paper company reported quarterly earnings below expectations and management gave a cautious outlook, citing difficult market conditions. We exited our position after the announcement in February in pursuit of better opportunities elsewhere.

Lazard Retirement International Equity Portfolio

For the six months ended June 30, 2016, the Lazard Retirement International Equity Portfolio’s Service Shares posted a total return of -2.52%, as compared with the -4.42% return for the MSCI EAFE® Index (the “EAFE Index”).

Stock selection in the consumer discretionary sector was the largest driver of relative returns as shares of

4	Semi-Annual Report

Dutch business information services provider Wolters Kluwer performed well on accelerating growth, while shares of Japanese shoe retailer ABC Mart rose on revenue that is growing faster than expectations and from an increasing dividend. Japanese consumer electronics and media company Sony also rose in the weak market, supported by yen strength. The preceding stocks more than compensated for weakness in jewelry retailer Signet, which was hurt by slowing consumer spending, concerns about the company’s credit portfolio, and some negative publicity. Elsewhere, Japanese telecoms SoftBank and KDDI both rose as investors expect higher revenues and benefited from the previously mentioned yen strength. Lastly, positioning in emerging markets had a positive impact on relative performance as shares of Taiwan Semiconductor and Brazilian insurance broker BB Seguridade both performed well.

In contrast, stock selection in the health care sector detracted from relative returns where shares of German pharmaceutical company Bayer (which was sold during the period) declined as investors reacted negatively to the proposed acquisition of Monsanto. Shares of Israeli pharmaceutical company Teva also declined during the period. The stock fell as revenues from their multiple sclerosis treatment Copaxone declined and management announced that the company’s acquisition of Allergan’s generic drug unit might be delayed. Stock selection in the United Kingdom detracted from relative returns as shares of British bank Lloyds (also sold during the period) declined following the Brexit referendum result. Elsewhere in the United Kingdom, shares of personal credit company Provident and grocer Sainsbury fell, while companies with global revenues, such as tobacco company British American Tobacco and health insurance exchange provider Aon, provided a partial offset. Lastly, low exposure to the strong performing materials and utilities sectors hurt the Portfolio’s relative returns.

Lazard Retirement Emerging Markets Equity Portfolio

For the six months ended June 30, 2016, the Lazard Retirement Emerging Markets Equity Portfolio’s Investor Shares posted a total return of 14.44%, while

Service Shares posted a total return of 14.27%, as compared with the 6.41% return for the EM Index.

During the period, Sberbank, a Russian bank, announced strong earnings and upgraded its guidance for return-on-equity. Telekomunikasi Indonesia, an Indonesian telecom services company, experienced strong growth in data usage leading to improving average revenue per user. Shares of Taiwan Semiconductor Manufacturing, a Taiwanese manufacturer of semiconductors, performed well on expectations of a strong third-quarter ramp up from sales of Apple’s new iPhone 7. Shares of Cielo, a Brazilian credit card processor, rose on the back of reduced regulatory concerns and improved market sentiment following the impeachment proceedings brought against President Dilma Rousseff. Shares of CCR, a Brazilian toll road operator, rose on expectations for lower interest rates in Brazil after the initiation of impeachment proceedings. Stock selection in the financials, consumer discretionary, industrials, and telecom services sectors, and in China helped performance. A higher-than-index exposure to Brazil and a lower-than-index exposure to China also added value.

In contrast, shares of Baidu, a Chinese search engine, declined after company management guided down expectations on continued weakness in its healthcare vertical after the government clampdown. Shares of Hanwha Life Insurance, a Korean insurance company, fell on expectations for a continued environment of low interest rates in Korea. Punjab National Bank, an Indian bank, experienced share declines after the bank increased provisioning for non-performing loans post a regulatory review of the loan book. Bharat Heavy Electricals, an Indian manufacturer of power plant equipment, posted poor earnings on the back of increased competition. Shares of Commercial International Bank, an Egyptian bank, fell early in the second quarter as Egyptian stocks and the Egyptian pound sold off on the back of macroeconomic concerns.

Lazard Retirement Global Dynamic Multi Asset Portfolio

For the six months ended June 30, 2016, the Lazard Retirement Global Dynamic Multi Asset Portfolio’s

Semi-Annual Report	5

Service Shares posted a total return of 2.52%, as compared with the 4.85% return of the blended benchmark, which is a 50/50 blend of the MSCI World® Index and Barclays Capital Global Aggregate Bond® Index (the “GDMA Index”).

The Portfolio is managed using a combination of Lazard Asset Management LLC’s (the “Investment Manager”) domestic and foreign equity and fixed income strategies. The Investment Manager considers a market forecast based on four categories pertinent to allocation decisions among the strategies: Economy, Valuation, Liquidity, and Sentiment.

Changes made to the market forecast during 2016 reflected a consideration of many factors, including monetary policies of central banks around the globe; global macro data readings (particularly the Purchasing Managers Index, which measures economic activity) in China, the United States, the euro zone, and Japan; fiscal policy in developed and emerging markets; geopolitical events and risks; and equity and fixed income valuations, along with other data.

For the six months ended June 30, 2016, stock selection in the health care, consumer discretionary, tele-

com services, and financials sectors, an underweight position in the financials sector and an overweight position in the telecom services sector added value within the equity allocation, as did stock selection in Norway, China, and Italy. Within fixed income, performance was helped by overweight exposure to Australia, New Zealand, Canada, and Singapore, security selection in the United States, and overweight exposure to the New Zealand dollar and tactical management of the euro implemented via derivative instruments (forward currency contracts for long or short exposure to foreign currencies). In contrast, stock selection in the industrials, consumer staples, and materials sectors, and underweight exposures to energy and materials detracted from performance, as did stock selection in the United Kingdom, Canada, and Japan, and within equities, an underweight to Canada and an overweight to Israel. Within fixed income, performance was negatively impacted by underweight exposure to core Europe and Japan, underweight positions in long maturity government bonds from core markets, and small overweight exposure to the Swedish krona, Australian dollar, and Mexican peso (also implemented via derivative instruments comprised of forward currency contracts for long or short exposure to foreign currencies).

Notes to Investment Overviews:

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of a Portfolio may have been waived or reimbursed by the Investment Manager, State Street Bank and Trust Company, the Fund’s administrator (“State Street”), or Boston Financial Data Services, Inc., the Fund’s transfer and dividend disbursing agent (“BFDS”); without such waiver/reimbursement of expenses, such Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. Past performance is not indicative, or a guarantee, of future results. Return for a period of less than one year is not annualized.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of June 30, 2016; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in a Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of a Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objective, strategies, risks and fees.

6	Semi-Annual Report

Lazard Retirement Series, Inc. Performance Overviews (unaudited)

Lazard Retirement US Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement US Strategic Equity Portfolio and S&P 500® Index*

Average Annual Total Returns*

Periods Ended June 30, 2016

	One	Five	Ten
	Year	Years	Years
Service Shares	-4.44%	9.00%	5.48%
S&P 500 Index	3.99%	12.10%	7.42%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

Performance results do not include adjustments made for financial reporting purposes in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The index is unmanaged, has no fees or costs and is not available for investment.

Before May 1, 2007, the Portfolio was known as Lazard Retirement Equity Portfolio and had a different investment strategy.

Semi-Annual Report	7

Lazard Retirement US Small-Mid Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement US Small-Mid Cap Equity Portfolio, Russell 2500® Index and Russell 2000/2500 Linked Index*

Average Annual Total Returns*

Periods Ended June 30, 2016

	One	Five	Ten
	Year	Years	Years
Service Shares	-8.24%	6.78%	5.96%
Russell 2500 Index	-3.67%	9.48%	7.32%
Russell 2000/2500 Linked Index	-3.67%	9.48%	7.08%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The Portfolio was previously known as Lazard Retirement U.S. Small Cap Equity Portfolio. As of June 1, 2009, the Portfolio changed its name to Lazard Retirement U.S. Small-Mid Cap Equity Portfolio and changed its investment strategy to invest in equity securities of small-mid cap US companies.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Russell 2500 Index is comprised of the 2,500 smallest US companies included in the Russell 3000® Index (which consists of the 3,000 largest US companies by capitalization). The Russell 2000/2500 Linked Index is an index created by the Portfolio’s Investment Manager, which links the performance of the Russell 2000® Index for all periods through May 31, 2009 and the Russell 2500 Index for all periods thereafter. The Russell 2000 Index is comprised of the 2,000 smallest US companies included in the Russell 3000 Index. The indices are unmanaged, have no fees or costs and are not available for investment.

8	Semi-Annual Report

Lazard Retirement International Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement International Equity Portfolio and EAFE Index*

Average Annual Total Returns*

Periods Ended June 30, 2016

	One	Five	Ten
	Year	Years	Years
Service Shares	-8.24%	3.90%	2.76%
EAFE Index	-10.16%	1.68%	1.58%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located in developed countries outside the United States. The index is unmanaged, has no fees or costs and is not available for investment.

Semi-Annual Report	9

Lazard Retirement Emerging Markets Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement Emerging Markets Equity Portfolio and EM Index*

Average Annual Total Returns*

Periods Ended June 30, 2016

	One	Five	Ten
	Year	Years	Years
Service Shares**	-7.72%	-2.85%	4.33%
Investor Shares**	-7.49%	-2.61%	4.59%
EM Index	-12.05%	-3.78%	3.54%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EM Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Service Shares and Investor Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

10	Semi-Annual Report

Lazard Retirement Global Dynamic Multi Asset Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement Global Dynamic Multi Asset Portfolio, GDMA Index and MSCI World® Index*

Average Annual Total Returns*

Periods Ended June 30, 2016

	One	Since
	Year	Inception	†
Service Shares	0.62%	6.97%
GDMA Index	3.17%	4.91%
MSCI World Index	-2.78%	8.28%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The GDMA Index is a 50/50 blend of the MSCI World Index and the Barclays Capital Global Aggregate Bond® Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Barclays Capital Global Aggregate Bond Index provides a broad-based measure of global investment-grade fixed-income debt markets, including government-related debt, corporate debt, securitized debt and global Treasury, with maturities of no less than one year. The indices are unmanaged, have no fees or costs and are not available for investment.

Before April 30, 2014, the Portfolio was known as Lazard Retirement Multi-Asset Targeted Volatility Portfolio.

†	The inception date for the Portfolio was April 30, 2012.

Semi-Annual Report	11

Lazard Retirement Series, Inc. Information About Your Portfolio’s Expenses (unaudited)

Expense Example

As a shareholder in a Portfolio of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (Service Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from January 1, 2016 through June 30, 2016 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other mutual funds.

Please note that you also bear fees and charges imposed by participating insurance companies at the separate account level, which are described in the separate prospectuses issued by the insurance companies. Such charges will have the effect of reducing account value.

12	Semi-Annual Report

	Beginning	Ending	Expenses Paid	Annualized Expense
	Account Value	Account Value	During Period*	Ratio During Period
Portfolio	1/1/16	6/30/16	1/1/16 - 6/30/16	1/1/16 - 6/30/16

US Strategic Equity
Service Shares
Actual	$1,000.00	$1,005.60	$4.99	1.00%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.89	$5.02	1.00%

US Small-Mid Cap Equity
Service Shares
Actual	$1,000.00	$998.60	$6.21	1.25%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.65	$6.27	1.25%

International Equity
Service Shares
Actual	$1,000.00	$974.80	$5.40	1.10%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.39	$5.52	1.10%

Emerging Markets Equity
Service Shares
Actual	$1,000.00	$1,142.70	$7.41	1.39%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.95	$6.97	1.39%

Investor Shares
Actual	$1,000.00	$1,144.40	$6.13	1.15%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.14	$5.77	1.15%

Global Dynamic Multi Asset
Service Shares
Actual	$1,000.00	$1,025.20	$5.29	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.64	$5.27	1.05%

*	Expenses are equal to the annualized expense ratio of each Share class multiplied by the average account value over the period, multiplied by 182/366 (to reflect one-half year period).

Semi-Annual Report	13

Lazard Retirement Series, Inc. Portfolio Holdings Presented by Sector June 30, 2016 (unaudited)

	Lazard	Lazard	Lazard	Lazard
	Retirement	Retirement	Retirement	Retirement
	US Strategic	US Small-Mid Cap	International	Emerging Markets
Sector*	Equity Portfolio	Equity Portfolio	Equity Portfolio	Equity Portfolio

Consumer Discretionary	8.9%	13.5%	17.2%	8.7%
Consumer Staples	11.4	—	13.8	7.1
Energy	5.9	3.1	7.2	8.4
Financials	14.2	28.1	18.4	27.8
Health Care	16.6	9.7	9.7	0.2
Industrials	11.1	14.1	11.2	5.0
Information Technology	25.6	18.4	4.1	23.6
Materials	0.8	4.2	2.7	3.6
Telecommunication Services	1.0	—	8.8	11.5
Utilities	—	5.0	1.1	—
Short-Term Investments	4.5	3.9	5.8	4.1
Total Investments	100.0%	100.0%	100.0%	100.0%

	Lazard Retirement
	Global Dynamic
	Multi Asset
Sector*	Portfolio

Consumer Discretionary	10.9%
Consumer Staples	8.1
Energy	3.8
Financials	16.9
Health Care	8.7
Industrials	8.1
Information Technology	8.3
Materials	2.9
Telecommunication Services	4.8
Utilities	4.6
Municipal	0.5
Sovereign Debt	17.3
US Treasury Securities	1.5
Short-Term Investment	3.6
Total Investments	100.0%

* Represents percentage of total investments.

14	Semi-Annual Report

Lazard Retirement Series, Inc. Portfolios of Investments June 30, 2016 (unaudited)

		Fair
Description	Shares	Value

Lazard Retirement US Strategic Equity Portfolio

Common Stocks | 95.5%

Aerospace & Defense | 3.4%
Honeywell International, Inc.	1,775	$206,468
United Technologies Corp.	1,280	131,264
		337,732
Auto Components | 1.7%
Delphi Automotive PLC	2,620	164,012

Banks | 4.5%
Bank of America Corp.	20,460	271,504
Wells Fargo & Co.	3,720	176,068
		447,572
Beverages | 3.0%
Molson Coors Brewing Co., Class B	2,925	295,805

Capital Markets | 1.1%
The Charles Schwab Corp.	4,410	111,617

Commercial Services & Supplies | 2.1%
Copart, Inc. (a)	2,085	102,186
Tyco International PLC	2,485	105,861
		208,047
Communications Equipment | 3.7%
Cisco Systems, Inc.	12,795	367,089

Containers & Packaging | 0.8%
Crown Holdings, Inc. (a)	1,500	76,005

Diversified Financial Services | 3.2%
CBOE Holdings, Inc.	1,560	103,927
Intercontinental Exchange, Inc.	820	209,887
		313,814
Diversified Telecommunication Services | 1.0%
AT&T, Inc.	2,335	100,895

Electrical Equipment | 2.9%
Eaton Corp. PLC	2,115	126,329
Rockwell Automation, Inc.	1,360	156,155
		282,484
Energy Equipment & Services | 1.3%
Schlumberger, Ltd.	1,665	131,668
		Fair
Description	Shares	Value

Food & Staples Retailing | 2.7%
CVS Health Corp.	1,650	$157,971
Walgreens Boots Alliance, Inc.	1,260	104,920
		262,891
Food Products | 2.0%
Kellogg Co.	2,465	201,267

Health Care Equipment & Supplies | 1.3%
Stryker Corp.	1,070	128,218

Health Care Providers & Services | 1.6%
Aetna, Inc.	1,255	153,273

Hotels, Restaurants & Leisure | 0.9%
Norwegian Cruise Line Holdings, Ltd. (a)	2,245	89,441

Household Products | 3.8%
The Procter & Gamble Co.	4,380	370,855

Insurance | 3.5%
Aon PLC	1,675	182,960
The Hartford Financial Services Group, Inc.	3,675	163,097
		346,057
Internet Software & Services | 6.8%
Alphabet, Inc., Class A (a)	610	429,153
Alphabet, Inc., Class C (a)	93	64,365
eBay, Inc. (a)	7,435	174,054
		667,572
IT Services | 3.5%
Fidelity National Information Services, Inc.	1,650	121,572
Visa, Inc., Class A	3,070	227,702
		349,274
Life Sciences Tools & Services | 0.1%
Quintiles Transnational Holdings, Inc. (a)	100	6,532

Machinery | 1.1%
Deere & Co.	885	71,720
Parker Hannifin Corp.	315	34,036
		105,756
Media | 1.6%
The Madison Square Garden Co. Class A (a)	920	158,709

Multiline Retail | 1.1%
J.C. Penney Co., Inc. (a)	12,450	110,556

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report	15

		Fair
Description	Shares	Value

Lazard Retirement US Strategic Equity Portfolio (concluded)

Oil, Gas & Consumable Fuels | 4.5%
Chevron Corp.	2,120	$222,240
EOG Resources, Inc.	1,445	120,542
Pioneer Natural Resources Co.	695	105,091
		447,873
Pharmaceuticals | 13.7%
Allergan PLC (a)	1,045	241,489
Eli Lilly & Co.	2,275	179,156
Mallinckrodt PLC (a)	1,945	118,217
Pfizer, Inc.	9,990	351,748
Zoetis, Inc.	9,658	458,369
		1,348,979
Real Estate Investment Trusts (REITs) | 1.8%
Corrections Corp. of America	3,198	111,994
Host Hotels & Resorts, Inc.	4,205	68,163
		180,157
Road & Rail | 1.6%
Union Pacific Corp.	1,815	158,359

Semiconductors & Semiconductor Equipment | 4.9%
Applied Materials, Inc.	4,575	109,663
NXP Semiconductors NV (a)	1,835	143,754
Skyworks Solutions, Inc.	2,435	154,087
Teradyne, Inc.	3,735	73,542
		481,046
		Fair
Description	Shares	Value

Software | 3.4%
Microsoft Corp.	6,655	$340,536

Specialty Retail | 3.1%
Advance Auto Parts, Inc.	1,868	301,925

Technology Hardware, Storage & Peripherals | 3.2%
Apple, Inc.	3,324	317,774

Textiles, Apparel & Luxury Goods | 0.6%
Deckers Outdoor Corp. (a)	1,005	57,808

Total Common Stocks (Cost $9,029,655)		9,421,598

Short-Term Investment | 4.5%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.14% (7 day yield) (Cost $440,410)	440,410	440,410

Total Investments | 100.0% (Cost $9,470,065) (b)		$9,862,008

Cash and Other Assets in Excess of Liabilities | 0.0%		83

Net Assets | 100.0%		$9,862,091

The accompanying notes are an integral part of these financial statements.

16	Semi-Annual Report

		Fair
Description	Shares	Value

Lazard Retirement US Small-Mid Cap Equity Portfolio

Common Stocks | 96.5%

Aerospace & Defense | 0.8%
B/E Aerospace, Inc.	9,195	$424,579

Air Freight & Logistics | 1.1%
Echo Global Logistics, Inc. (a)	28,390	636,504

Airlines | 1.3%
Alaska Air Group, Inc.	12,325	718,424

Auto Components | 3.1%
Fox Factory Holding Corp. (a)	45,655	793,028
Gentherm, Inc. (a)	15,245	522,141
Modine Manufacturing Co. (a)	45,225	397,980
		1,713,149
Banks | 8.2%
Comerica, Inc.	22,100	908,973
Home Bancshares, Inc.	43,050	851,960
PacWest Bancorp	22,495	894,851
Signature Bank (a)	5,780	722,038
SVB Financial Group (a)	4,490	427,268
Webster Financial Corp.	23,335	792,223
		4,597,313
Biotechnology | 2.1%
Cellectis SA ADR (a)	21,265	565,436
United Therapeutics Corp. (a)	5,890	623,869
		1,189,305
Building Products | 3.0%
Continental Building Products, Inc. (a)	22,565	501,620
Owens Corning	11,600	597,632
PGT, Inc. (a)	54,990	566,397
		1,665,649
Chemicals | 4.2%
Calgon Carbon Corp.	57,295	753,429
Eastman Chemical Co.	9,545	648,106
Ingevity Corp. (a)	27,950	951,418
		2,352,953
Communications Equipment | 1.1%
Ciena Corp. (a)	33,075	620,156

Construction & Engineering | 0.8%
EMCOR Group, Inc.	8,765	431,764
		Fair
Description	Shares	Value

Diversified Financial Services | 2.9%
CBOE Holdings, Inc.	10,200	$679,524
Morningstar, Inc.	11,330	926,567
		1,606,091
Electric Utilities | 1.8%
PNM Resources, Inc.	28,940	1,025,634

Electrical Equipment | 2.2%
Generac Holdings, Inc. (a)	15,425	539,258
Regal-Beloit Corp.	12,165	669,683
		1,208,941
Electronic Equipment, Instruments & Components | 2.9%
FLIR Systems, Inc.	27,085	838,281
Littelfuse, Inc.	6,520	770,599
		1,608,880
Gas Utilities | 1.2%
New Jersey Resources Corp.	17,990	693,515

Health Care Equipment & Supplies | 3.1%
DENTSPLY SIRONA, Inc.	14,627	907,459
STERIS PLC	11,910	818,813
		1,726,272
Health Care Providers & Services | 1.2%
Team Health Holdings, Inc. (a)	17,125	696,474

Hotels, Restaurants & Leisure | 1.0%
Bloomin’ Brands, Inc.	30,945	552,987

Insurance | 8.3%
Arch Capital Group, Ltd. (a)	15,045	1,083,240
Argo Group International Holdings, Ltd.	17,879	927,920
Brown & Brown, Inc.	15,860	594,274
Reinsurance Group of America, Inc.	11,120	1,078,529
Validus Holdings, Ltd.	19,130	929,527
		4,613,490
Internet Software & Services | 1.3%
j2 Global, Inc.	11,255	710,978

IT Services | 2.9%
Leidos Holdings, Inc.	17,445	835,092
Vantiv, Inc., Class A (a)	14,160	801,456
		1,636,548

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report	17

		Fair
Description	Shares	Value

Lazard Retirement US Small-Mid Cap Equity Portfolio (concluded)

Life Sciences Tools & Services | 3.2%
Quintiles Transnational Holdings, Inc. (a)	14,140	$923,625
VWR Corp. (a)	30,735	888,241
		1,811,866
Machinery | 3.7%
Altra Industrial Motion Corp.	24,345	656,828
Tennant Co.	5,100	274,737
TriMas Corp. (a)	33,805	608,490
Woodward, Inc.	9,510	548,156
		2,088,211
Media | 3.9%
AMC Networks, Inc., Class A (a)	12,440	751,625
Cable One, Inc.	920	470,497
Scholastic Corp.	24,265	961,137
		2,183,259
Multi-Utilities | 1.9%
CMS Energy Corp.	23,600	1,082,296

Oil, Gas & Consumable Fuels | 3.2%
Matador Resources Co. (a)	24,415	483,417
Memorial Resource Development Corp. (a)	41,105	652,747
Newfield Exploration Co. (a)	14,195	627,135
		1,763,299
Real Estate Investment Trusts (REITs) | 7.9%
American Campus Communities, Inc.	18,680	987,611
DCT Industrial Trust, Inc.	23,095	1,109,484
Extra Space Storage, Inc.	6,305	583,465
Kilroy Realty Corp.	10,535	698,365
Tanger Factory Outlet Centers, Inc.	25,500	1,024,590
		4,403,515
Real Estate Management & Development | 1.0%
Jones Lang LaSalle, Inc.	5,715	556,927

Semiconductors & Semiconductor Equipment | 4.4%
Brooks Automation, Inc.	20,400	228,888
Cypress Semiconductor Corp.	78,700	830,285
MACOM Technology Solutions Holdings, Inc. (a)	16,890	557,032
Microsemi Corp. (a)	25,655	838,406
		2,454,611
		Fair
Description	Shares	Value

Software | 4.5%
BroadSoft, Inc. (a)	15,015	$616,065
Pegasystems, Inc.	13,725	369,889
RealPage, Inc. (a)	40,860	912,404
Red Hat, Inc. (a)	8,795	638,517
		2,536,875
Specialty Retail | 4.4%
Advance Auto Parts, Inc.	2,660	429,936
Chico’s FAS, Inc.	64,985	695,989
Foot Locker, Inc.	11,425	626,776
Sally Beauty Holdings, Inc. (a)	23,850	701,428
		2,454,129
Technology Hardware, Storage & Peripherals | 1.4%
NCR Corp. (a)	27,230	756,177

Textiles, Apparel & Luxury Goods | 1.2%
Steven Madden, Ltd. (a)	19,650	671,637

Trading Companies & Distributors | 1.3%
Beacon Roofing Supply, Inc. (a)	16,160	734,795

Total Common Stocks (Cost $51,223,621)		53,927,203

Short-Term Investment | 4.0%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.14% (7 day yield) (Cost $2,212,382)	2,212,382	2,212,382

Total Investments | 100.5% (Cost $53,436,003) (b)		$56,139,585

Liabilities in Excess of Cash and Other Assets | (0.5)%		(252,427)

Net Assets | 100.0%		$55,887,158

The accompanying notes are an integral part of these financial statements.

18	Semi-Annual Report

Description	Shares	Fair Value

Lazard Retirement International Equity Portfolio

Common Stocks | 90.5%

Australia | 3.1%
BHP Billiton PLC	832,000	$10,465,379
Caltex Australia, Ltd.	444,036	10,608,640
		21,074,019
Belgium | 4.1%
Anheuser-Busch InBev SA/NV	170,212	22,374,303
KBC Group NV (a)	115,221	5,648,732
		28,023,035
Brazil | 1.1%
BB Seguridade Participacoes SA	835,100	7,307,742

Canada | 3.8%
MacDonald Dettwiler & Associates, Ltd.	91,985	5,999,904
National Bank of Canada	255,300	8,732,309
Suncor Energy, Inc.	403,840	11,202,930
		25,935,143
Denmark | 1.2%
Carlsberg A/S, Class B	83,458	7,920,197

Finland | 1.6%
Sampo Oyj, A Shares	270,670	11,058,464

France | 7.4%
Capgemini SA	149,006	13,004,022
Iliad SA	26,200	5,325,822
TOTAL SA	143,744	6,931,577
Valeo SA	266,022	11,881,213
Vinci SA	177,615	12,650,047
		49,792,681
Germany | 0.7%
GEA Group AG	105,708	4,968,446

Ireland | 4.6%
James Hardie Industries PLC	455,879	6,982,967
Ryanair Holdings PLC Sponsored ADR	78,423	5,453,536
Shire PLC	304,290	18,738,015
		31,174,518
Israel | 2.4%
Teva Pharmaceutical Industries, Ltd.
Sponsored ADR	329,550	16,553,297
Description	Shares	Fair Value

Italy | 1.6%
Azimut Holding SpA	301,232	$4,909,103
Mediaset SpA	1,765,247	6,213,632
		11,122,735
Japan | 20.7%
ABC-Mart, Inc.	117,600	7,826,597
Daiwa House Industry Co., Ltd.	685,700	20,008,604
Don Quijote Holdings Co., Ltd.	403,500	14,907,375
Isuzu Motors, Ltd.	845,600	10,349,748
Japan Tobacco, Inc.	262,500	10,515,908
KDDI Corp.	575,200	17,509,848
Makita Corp.	142,500	9,396,291
Seven & I Holdings Co., Ltd.	277,400	11,581,254
SoftBank Group Corp.	190,600	10,783,186
Sony Corp.	395,000	11,560,113
Sumitomo Mitsui Financial Group, Inc.	394,300	11,304,686
United Arrows, Ltd.	146,300	4,232,953
		139,976,563
Luxembourg | 0.7%
RTL Group SA	58,968	4,809,467

Netherlands | 5.6%
Koninklijke KPN NV	1,807,647	6,556,594
Royal Dutch Shell PLC, A Shares	661,985	18,074,439
Wolters Kluwer NV	322,434	13,176,416
		37,807,449
Norway | 1.4%
Telenor ASA	584,522	9,654,712

Philippines | 0.5%
Alliance Global Group, Inc.	9,970,300	3,146,319

Spain | 1.1%
Red Electrica Corporacion SA	81,689	7,282,942

Sweden | 3.4%
Assa Abloy AB, Class B	678,061	13,898,162
Swedbank AB, A Shares	440,122	9,206,285
		23,104,447
Switzerland | 5.9%
Novartis AG	336,063	27,645,811
Wolseley PLC	238,805	12,376,111
		40,021,922
Taiwan | 2.0%
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	509,400	13,361,562

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report	19

Description	Shares	Fair Value

Lazard Retirement International Equity Portfolio (concluded)

Thailand | 0.6%
Krung Thai Bank Public Co. Ltd. (c)	8,002,400	$3,711,984

Turkey | 1.1%
Turkcell Iletisim Hizmetleri AS (a)	2,084,109	7,676,082

United Kingdom | 12.8%
British American Tobacco PLC	322,509	20,985,808
Direct Line Insurance Group PLC	1,019,511	4,714,692
Howden Joinery Group PLC	957,463	4,993,828
Informa PLC	666,172	6,524,041
J Sainsbury PLC	2,069,882	6,419,163
Provident Financial PLC	184,746	5,710,496
Prudential PLC	844,538	14,387,380
RELX PLC	678,674	12,505,020
Unilever PLC	208,960	10,023,200
		86,263,628
Description	Shares	Fair Value

United States | 3.1%
Aon PLC	117,875	$12,875,486
Signet Jewelers, Ltd.	95,341	7,857,052
		20,732,538
Total Common Stocks (Cost $543,283,343)		612,479,892

Short-Term Investment | 5.5%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.14% (7 day yield) (Cost $37,473,652)	37,473,652	37,473,652

Total Investments | 96.0% (Cost $580,756,995) (b)		$649,953,544

Cash and Other Assets in Excess of Liabilities | 4.0%		26,837,535

Net Assets | 100.0%		$676,791,079

The accompanying notes are an integral part of these financial statements.

20	Semi-Annual Report

Description	Shares	Fair Value

Lazard Retirement Emerging Markets Equity Portfolio

Common Stocks | 95.7%

Argentina | 1.1%
YPF SA Sponsored ADR	605,034	$11,616,653

Brazil | 10.5%
Ambev SA ADR	2,924,400	17,283,204
Banco do Brasil SA	3,365,266	17,998,092
BB Seguridade Participacoes SA	2,125,600	18,600,572
CCR SA	3,218,100	16,830,333
Cielo SA	2,387,054	25,161,301
Localiza Rent a Car SA	781,115	8,389,150
Natura Cosmeticos SA	396,100	3,144,336
Via Varejo SA	227,000	526,461
		107,933,449
China | 16.0%
AAC Technologies Holdings, Inc.	1,185,000	10,192,198
Baidu, Inc. Sponsored ADR (a)	169,700	28,025,955
China Construction Bank Corp., Class H	57,111,390	38,027,502
China Mobile, Ltd. Sponsored ADR	519,049	30,052,937
China Shenhua Energy Co., Ltd., Class H	4,516,829	8,349,096
CNOOC, Ltd.	7,902,000	9,865,285
NetEase, Inc. ADR	170,400	32,924,688
Weichai Power Co., Ltd., Class H	7,060,932	7,305,811
		164,743,472
Egypt | 0.9%
Commercial International Bank Egypt SAE GDR	2,503,291	8,916,296

Hong Kong | 0.4%
Huabao International Holdings, Ltd. (a)	11,723,000	4,159,665

Hungary | 1.5%
OTP Bank Nyrt.	682,606	15,304,421
Description	Shares	Fair Value

India | 9.8%
Axis Bank, Ltd.	2,743,029	$21,820,458
Bajaj Auto, Ltd.	231,398	9,261,755
Bharat Heavy Electricals, Ltd.	2,506,622	4,783,163
HCL Technologies, Ltd.	1,086,435	11,787,919
Hero MotoCorp, Ltd.	346,621	16,228,679
Punjab National Bank (a)	5,875,030	9,307,249
Tata Consultancy Services, Ltd.	752,872	28,437,364
		101,626,587
Indonesia | 7.2%
PT Astra International Tbk	22,998,900	12,964,337
PT Bank Mandiri (Persero) Tbk	24,016,429	17,410,321
PT Semen Indonesia (Persero) Tbk	10,198,200	7,247,130
PT Telekomunikasi Indonesia (Persero) Tbk Sponsored ADR	502,400	30,877,504
PT United Tractors Tbk	4,815,740	5,422,861
		73,922,153
Macau | 0.3%
Wynn Macau, Ltd.	2,116,000	3,083,255

Malaysia | 0.6%
British American Tobacco Malaysia Berhad	517,700	6,772,540

Mexico | 2.8%
America Movil SAB de CV, Class L Sponsored ADR	744,448	9,126,933
Grupo Mexico SAB de CV, Series B	4,114,197	9,640,460
Kimberly-Clark de Mexico SAB de CV, Series A	4,271,362	10,090,503
		28,857,896
Pakistan | 2.0%
Habib Bank, Ltd.	4,359,600	8,225,461
Oil & Gas Development Co., Ltd.	3,279,300	4,355,724
Pakistan Petroleum, Ltd.	5,144,402	7,624,437
		20,205,622
Philippines | 1.3%
Philippine Long Distance Telephone Co. Sponsored ADR	306,900	13,678,533

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report	21

Description	Shares	Fair Value

Lazard Retirement Emerging Markets Equity Portfolio (concluded)

Russia | 9.1%
ALROSA PAO (a)	6,613,700	$7,123,980
Gazprom PJSC Sponsored ADR	3,402,719	14,695,152
Lukoil PJSC Sponsored ADR	423,337	17,717,515
Magnit PJSC Sponsored GDR (c), (d)	108,375	3,600,218
Magnit PJSC Sponsored GDR	57,639	1,917,301
Mobile TeleSystems PJSC Sponsored ADR	1,805,420	14,948,878
Sberbank of Russia PJSC (a)	16,162,500	33,686,691
		93,689,735
South Africa | 7.8%
Bid Corp., Ltd. (a)	403,334	7,558,405
Imperial Holdings, Ltd.	817,112	8,391,608
Life Healthcare Group Holdings, Ltd.	1,035,590	2,550,354
Nedbank Group, Ltd.	590,682	7,510,247
PPC, Ltd.	3,297,837	1,799,404
Sanlam, Ltd.	2,031,224	8,354,866
Shoprite Holdings, Ltd.	1,233,255	13,958,360
Standard Bank Group, Ltd.	983,441	8,620,696
The Bidvest Group, Ltd.	403,334	3,799,823
Vodacom Group, Ltd.	754,698	8,631,388
Woolworths Holdings, Ltd.	1,627,632	9,313,231
		80,488,382
South Korea | 12.5%
Coway Co., Ltd.	151,043	13,728,902
Hanwha Life Insurance Co., Ltd.	1,875,601	9,434,582
Hyundai Mobis Co., Ltd.	74,708	16,356,500
KB Financial Group, Inc.	326,393	9,311,037
KT&G Corp.	72,977	8,650,181
Samsung Electronics Co., Ltd.	27,862	34,684,255
Shinhan Financial Group Co., Ltd.	646,348	21,340,129
SK Hynix, Inc.	538,610	15,308,352
		128,813,938
Description	Shares	Fair Value

Taiwan | 5.4%
Hon Hai Precision Industry Co., Ltd.	4,240,138	$10,910,300
Taiwan Semiconductor Manufacturing Co., Ltd.	8,920,642	45,107,819
		56,018,119
Thailand | 2.1%
Kasikornbank Public Co. Ltd.	1,618,436	7,958,241
PTT Exploration & Production Public Co. Ltd.	2,742,135	6,476,870
The Siam Cement Public Co. Ltd.	551,650	7,512,879
		21,947,990
Turkey | 4.4%
Akbank TAS	4,823,787	13,971,599
KOC Holding AS	2,217,366	10,133,852
Turk Telekomunikasyon AS	555,430	1,175,791
Turkcell Iletisim Hizmetleri AS (a)	2,738,913	10,087,822
Turkiye Is Bankasi AS, C Shares	6,153,624	9,864,972
		45,234,036
Total Common Stocks (Cost $1,068,453,550)		987,012,742

Short-Term Investment | 4.1%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.14% (7 day yield) (Cost $41,909,918)	41,909,918	41,909,918

Total Investments | 99.8% (Cost $1,110,363,468) (b)		$1,028,922,660

Cash and Other Assets in Excess of Liabilities | 0.2%		1,890,529

Net Assets | 100.0%		$1,030,813,189

The accompanying notes are an integral part of these financial statements.

22	Semi-Annual Report

Description	Shares	Fair Value

Lazard Retirement Global Dynamic Multi Asset Portfolio

Common Stocks | 64.6%

Australia | 2.4%
Amcor, Ltd.	95,659	$1,069,824
Blackmores, Ltd.	2,422	239,310
BlueScope Steel, Ltd.	20,630	98,923
Cochlear, Ltd.	1,316	119,363
CSL, Ltd.	18,636	1,566,952
Evolution Mining, Ltd.	68,873	120,064
Harvey Norman Holdings, Ltd.	36,052	124,992
Investa Office Fund REIT	44,743	143,148
JB Hi-Fi, Ltd.	7,008	126,711
Magellan Financial Group, Ltd.	14,817	248,394
Mirvac Group REIT	182,634	276,301
Northern Star Resources, Ltd.	45,169	166,789
REA Group, Ltd.	5,988	266,610
Regis Resources, Ltd.	207,725	530,800
Sandfire Resources NL	31,406	124,044
Telstra Corp., Ltd.	170,830	710,935
Wesfarmers, Ltd.	6,540	196,972
		6,130,132
Austria | 0.1%
Erste Group Bank AG	8,887	203,231

Belgium | 0.6%
Anheuser-Busch InBev SA/NV Sponsored ADR	10,145	1,335,894
Telenet Group Holding NV (a)	3,930	179,383
		1,515,277
Canada | 3.0%
Alamos Gold, Inc., Class A	19,867	170,844
BCE, Inc.	11,176	528,891
Canadian Imperial Bank of Commerce	6,121	459,756
Canadian National Railway Co.	22,135	1,307,181
CGI Group, Inc., Class A (a)	12,629	539,490
CI Financial Corp.	7,060	147,271
Colliers International Group, Inc.	3,471	118,535
Constellation Software, Inc.	317	122,685
Corus Entertainment, Inc., B Shares	11,396	117,493
Dollarama, Inc.	4,321	301,679
Emera, Inc.	2,982	112,222
Enbridge, Inc.	5,354	226,808
Description	Shares	Fair Value

Genworth MI Canada, Inc.	8,424	$216,085
Imperial Oil, Ltd.	5,350	169,285
Intact Financial Corp.	7,313	522,402
Lundin Mining Corp. (a)	62,217	209,967
Magna International, Inc.	20,064	704,286
Manulife Financial Corp.	15,318	209,504
Metro, Inc.	9,068	315,918
Open Text Corp.	6,461	382,024
Quebecor, Inc., Class B	5,875	168,344
Suncor Energy, Inc.	12,020	333,447
Transcontinental, Inc. Class A	8,034	108,886
Uni-Select, Inc.	4,220	107,007
		7,600,010
Denmark | 0.7%
Carlsberg A/S Class B Sponsored ADR	27,285	519,779
Coloplast A/S, Class B	3,303	246,561
Novo Nordisk A/S Sponsored ADR	10,295	553,665
Novo Nordisk A/S, Class B	5,539	297,871
Vestas Wind Systems A/S	2,411	163,621
		1,781,497
Finland | 0.6%
Kone Oyj, Class B	12,783	590,223
Sampo Oyj, A Shares ADR	42,795	870,664
		1,460,887
France | 0.5%
Airbus Group SE	7,264	421,809
BNP Paribas SA	3,087	138,785
Electricite de France SA	6,734	82,775
Engie SA	10,747	173,440
Orange SA	12,446	203,293
Sopra Steria Group	1,064	110,429
TOTAL SA	3,406	164,243
		1,294,774
Germany | 1.0%
Bayer AG	1,940	195,188
Continental AG Sponsored ADR	13,455	511,290
Daimler AG	1,242	74,068
Deutsche Lufthansa AG	6,493	75,593
GEA Group AG Sponsored ADR	11,035	520,962
Muenchener Rueckversicherungs AG	631	105,458
ProSiebenSat.1 Media SE	3,573	156,017
Rheinmetall AG	1,347	79,552
Symrise AG ADR	46,910	802,395
		2,520,523

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report	23

Description	Shares	Fair Value

Lazard Retirement Global Dynamic Multi Asset Portfolio (continued)

Hong Kong | 1.9%
AIA Group, Ltd. Sponsored ADR	22,355	$537,973
CLP Holdings, Ltd.	43,500	445,293
Henderson Land Development Co., Ltd.	46,200	261,793
Hongkong Land Holdings, Ltd.	20,700	126,522
Jardine Matheson Holdings, Ltd.	9,800	573,878
Link Real Estate Investment Trust	170,500	1,166,411
PCCW, Ltd.	451,000	303,233
Swire Pacific, Ltd., Class A	51,500	586,395
The Wharf Holdings, Ltd.	49,000	299,457
Wheelock & Co., Ltd.	89,000	420,933
		4,721,888
Ireland | 0.6%
Experian PLC	5,854	111,194
Ryanair Holdings PLC Sponsored ADR	1,501	104,380
Shire PLC ADR	7,175	1,320,774
		1,536,348
Israel | 0.6%
Bank Hapoalim BM	19,750	99,693
Check Point Software Technologies, Ltd. (a)	3,575	284,856
Israel Discount Bank, Ltd., Class A (a)	82,275	141,937
Nice, Ltd.	2,968	186,370
Orbotech, Ltd. (a)	12,016	307,009
Teva Pharmaceutical Industries, Ltd. Sponsored ADR	11,360	570,613
		1,590,478
Italy | 0.4%
Davide Campari-Milano SpA ADR	145,760	708,102
Enel SpA	24,120	107,274
Moncler SpA	4,049	64,046
Saras SpA	48,272	83,638
		963,060
Japan | 5.5%
Amano Corp.	9,300	160,793
Astellas Pharma, Inc.	9,500	148,668
Central Japan Railway Co.	400	70,799
Chubu Electric Power Co., Inc.	6,900	98,248
CKD Corp.	7,200	53,450
Daito Trust Construction Co., Ltd.	6,000	972,576
Daiwa House Industry Co., Ltd.	4,600	134,227
Daiwa House Industry Co., Ltd. ADR	41,415	1,202,899
Electric Power Development Co., Ltd.	3,600	83,674
Fuji Heavy Industries, Ltd.	9,700	332,052
Fujitsu General, Ltd.	4,000	88,445
Haseko Corp.	9,100	90,821
Description	Shares	Fair Value

Heiwa Corp.	7,600	$153,324
Idemitsu Kosan Co., Ltd.	35,700	769,781
Iida Group Holdings Co., Ltd.	10,600	215,903
Japan Airlines Co., Ltd.	3,700	118,757
JTEKT Corp.	11,400	128,530
Kakaku.com, Inc.	5,300	104,479
KDDI Corp.	4,300	130,898
KDDI Corp. ADR	65,695	994,622
Kumagai Gumi Co., Ltd.	29,000	81,629
Kuraray Co., Ltd.	10,700	127,253
Kyokuto Kaihatsu Kogyo Co., Ltd.	7,500	70,131
Lion Corp.	11,000	180,260
Mazda Motor Corp.	6,500	87,059
Medipal Holdings Corp.	27,800	456,167
Mitsubishi Electric Corp.	32,000	379,430
Mitsubishi UFJ Financial Group, Inc.	81,200	361,935
Murata Manufacturing Co., Ltd.	4,900	549,674
Nichirei Corp.	15,000	137,084
Nippon Telegraph & Telephone Corp.	14,000	657,209
Nipro Corp.	11,100	137,196
Nissan Chemical Industries, Ltd.	3,900	113,278
Nisshinbo Holdings, Inc.	12,400	111,918
Nitto Denko Corp.	1,400	88,283
NTT Data Corp.	2,100	98,959
Ryohin Keikaku Co., Ltd. ADR	11,480	556,608
Sanyo Chemical Industries, Ltd.	14,000	108,737
Sanyo Special Steel Co., Ltd.	14,000	62,125
Shimadzu Corp.	8,000	119,064
Shionogi & Co., Ltd.	2,000	108,770
Showa Shell Sekiyu KK	10,800	100,350
Sompo Japan Nipponkoa Holdings, Inc.	14,500	384,097
Sumitomo Chemical Co., Ltd.	30,000	123,026
Sumitomo Mitsui Financial Group, Inc.	22,400	642,214
Sumitomo Osaka Cement Co., Ltd.	33,000	141,124
Taikisha, Ltd.	6,000	148,437
Teijin, Ltd.	101,000	332,664
The San-In Godo Bank, Ltd.	22,900	148,849
Toho Holdings Co., Ltd.	4,400	105,671
Tohoku Electric Power Co., Inc.	8,600	107,849
Tokyo Gas Co., Ltd.	41,000	168,314
Ube Industries, Ltd.	104,000	171,073
UNY Group Holdings Co., Ltd.	25,000	209,615
V Technology Co., Ltd.	1,300	148,619
West Japan Railway Co.	2,400	151,696
Yamaguchi Financial Group, Inc.	21,000	197,709
Yoshinoya Holdings Co., Ltd.	10,700	145,608
		14,072,630

The accompanying notes are an integral part of these financial statements.

24	Semi-Annual Report

Description	Shares	Fair Value

Lazard Retirement Global Dynamic Multi Asset Portfolio (continued)

Malta | 0.1%
Unibet Group PLC SDR	24,262	$221,950

Netherlands | 1.4%
NN Group NV	11,375	316,006
NXP Semiconductors NV (a)	10,865	851,164
Royal Dutch Shell PLC, A Shares	49,322	1,352,706
Wolters Kluwer NV	2,452	100,202
Wolters Kluwer NV Sponsored ADR	24,555	1,002,581
		3,622,659
New Zealand | 0.1%
Air New Zealand, Ltd.	81,148	121,956
Fisher & Paykel Healthcare Corp., Ltd., Class C	33,170	238,094
		360,050
Norway | 0.8%
Det Norske Oljeselskap ASA (a)	37,731	459,339
DNB ASA	9,034	109,222
Leroy Seafood Group ASA	2,827	133,144
Statoil ASA	73,385	1,270,691
Telenor ASA	10,033	165,718
		2,138,114
Portugal | 0.1%
Altri SGPS SA	17,635	57,088
Galp Energia SGPS SA	15,632	217,090
Jeronimo Martins SGPS SA	6,543	103,083
		377,261
Singapore | 0.7%
CapitaLand, Ltd.	93,700	215,246
SATS, Ltd.	42,300	129,230
Singapore Airlines, Ltd.	62,700	497,285
United Overseas Bank, Ltd.	65,300	901,713
		1,743,474
South Africa | 0.1%
Mediclinic International PLC	19,107	279,749

Spain | 0.3%
Banco Santander SA	81,466	317,180
CaixaBank SA	119,934	264,004
Corporacion Financiera Alba SA	1,257	51,309
		632,493
Description	Shares	Fair Value

Sweden | 0.7%
Assa Abloy AB ADR	101,300	$1,033,260
Axfood AB	33,474	640,318
Castellum AB	10,508	149,576
		1,823,154
Switzerland | 1.2%
Actelion, Ltd.	831	139,439
Actelion, Ltd. ADR	30,685	1,289,077
Chocoladefabriken Lindt & Spruengli AG	37	220,086
Roche Holding AG	5,367	1,417,052
		3,065,654
United Kingdom | 4.2%
Admiral Group PLC	7,349	200,587
Bellway PLC	7,775	196,576
Berendsen PLC	9,695	157,947
Berkeley Group Holdings PLC	4,960	168,848
British American Tobacco PLC Sponsored ADR	8,945	1,158,199
BT Group PLC	124,517	687,564
Centrica PLC	363,810	1,098,376
Cineworld Group PLC	7,492	54,637
Coca-Cola European Partners PLC	7,197	256,861
Compass Group PLC	18,658	355,651
Compass Group PLC Sponsored ADR	43,650	833,715
Debenhams PLC	186,392	138,329
easyJet PLC	7,005	101,755
Greene King PLC	8,875	92,643
Greggs PLC	6,965	90,292
Halma PLC	9,686	131,457
Hargreaves Lansdown PLC	18,903	314,561
IG Group Holdings PLC	9,892	106,964
International Consolidated Airlines Group SA Sponsored ADR	2,915	72,438
ITV PLC	51,482	124,362
JD Sports Fashion PLC	5,806	89,463
Moneysupermarket.com Group PLC	20,649	74,662
National Grid PLC	8,702	127,967
Petrofac, Ltd.	8,254	85,783
Provident Financial PLC	2,593	80,150
Prudential PLC ADR	19,205	653,162
RELX NV	1	17
RELX NV Sponsored ADR	59,030	1,027,712
RELX PLC	7,860	144,826

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report	25

Description	Shares	Fair Value

Lazard Retirement Global Dynamic Multi Asset Portfolio (continued)

Rentokil Initial PLC	98,050	$252,869
SSE PLC	38,470	804,404
Subsea 7 SA (a)	26,566	260,020
Unilever PLC Sponsored ADR	11,175	535,394
WH Smith PLC	4,460	94,628
		10,572,819
United States | 37.0%
3M Co.	6,970	1,220,586
Accenture PLC, Class A	6,596	747,261
Aetna, Inc.	918	112,115
Air Lease Corp.	11,101	297,285
Alphabet, Inc., Class A (a)	1,829	1,286,756
Alphabet, Inc., Class C (a)	1,040	719,784
Altria Group, Inc.	2,120	146,195
Amazon.com, Inc. (a)	297	212,539
AMC Networks, Inc., Class A (a)	3,529	213,222
Amdocs, Ltd.	3,051	176,104
American Electric Power Co., Inc.	25,860	1,812,527
Amgen, Inc.	804	122,329
Aon PLC	9,298	1,015,621
Apple, Inc.	16,363	1,564,303
Applied Materials, Inc.	24,720	592,538
ARRIS International PLC (a)	9,604	201,300
AT&T, Inc.	54,035	2,334,852
Automatic Data Processing, Inc.	4,524	415,620
AutoZone, Inc. (a)	825	654,918
Avon Products, Inc.	44,267	167,329
Ball Corp.	1,037	74,965
Bank of America Corp.	51,216	679,636
Baxter International, Inc.	16,785	759,018
Biogen, Inc. (a)	1,043	252,218
Bristol-Myers Squibb Co.	10,862	798,900
Bunge, Ltd.	4,513	266,944
Cadence Design Systems, Inc. (a)	6,285	152,726
Cal-Maine Foods, Inc.	2,681	118,822
Campbell Soup Co.	12,020	799,691
Carnival Corp.	6,513	287,875
Casey’s General Stores, Inc.	2,339	307,602
CBOE Holdings, Inc.	5,243	349,289
CBRE Group, Inc., Class A (a)	14,625	387,270
Church & Dwight Co., Inc.	1,302	133,963
Cigna Corp.	673	86,137
Cisco Systems, Inc.	30,756	882,390
Citigroup, Inc.	19,583	830,123
Description	Shares	Fair Value

Colgate-Palmolive Co.	2,181	$159,649
Comcast Corp., Class A	11,889	775,044
Costco Wholesale Corp.	1,453	228,179
CR Bard, Inc.	1,623	381,665
CVS Health Corp.	5,475	524,176
Darden Restaurants, Inc.	6,029	381,877
Delta Air Lines, Inc.	7,306	266,158
Dr Pepper Snapple Group, Inc.	7,307	706,075
Eaton Corp. PLC	8,310	496,356
Edison International	2,888	224,311
Emerson Electric Co.	3,225	168,216
EOG Resources, Inc.	5,545	462,564
Equity Residential REIT	2,329	160,422
Everest Re Group, Ltd.	3,771	688,849
Exelon Corp.	19,729	717,346
Facebook, Inc., Class A (a)	8,557	977,894
FactSet Research Systems, Inc.	3,998	645,357
FedEx Corp.	3,455	524,400
Fidelity National Information Services, Inc.	7,530	554,810
Fifth Third Bancorp	41,454	729,176
First NBC Bank Holding Co. (a)	9,432	158,363
Foot Locker, Inc.	2,498	137,040
Ford Motor Co.	8,053	101,226
GATX Corp.	3,133	137,758
General Dynamics Corp.	2,194	305,493
General Electric Co.	29,199	919,185
General Motors Co.	21,460	607,318
Global Payments, Inc.	4,945	352,974
Great Plains Energy, Inc.	34,440	1,046,976
HCA Holdings, Inc. (a)	8,625	664,211
HFF, Inc., Class A	4,802	138,682
Honeywell International, Inc.	9,515	1,106,785
IDEXX Laboratories, Inc. (a)	1,521	141,240
Intel Corp.	27,840	913,152
Intercontinental Exchange, Inc.	3,054	781,702
International Paper Co.	3,780	160,196
Intuit, Inc.	4,266	476,128
Iron Mountain, Inc. REIT	7,624	303,664
Johnson & Johnson	26,521	3,216,997
JPMorgan Chase & Co.	39,363	2,446,017
KB Home	7,420	112,858
Kellogg Co.	3,970	324,151
KeyCorp.	34,432	380,474
Lincoln National Corp.	6,752	261,775
Linear Technology Corp.	3,128	145,546
Lowe’s Cos., Inc.	22,743	1,800,563

The accompanying notes are an integral part of these financial statements.

26	Semi-Annual Report

Description	Shares	Fair Value

Lazard Retirement Global Dynamic Multi Asset Portfolio (continued)

Marathon Petroleum Corp.	1,838	$69,770
Marsh & McLennan Cos., Inc.	2,750	188,265
MasterCard, Inc., Class A	2,261	199,104
McDonald’s Corp.	10,522	1,266,217
McKesson Corp.	4,473	834,885
Mead Johnson Nutrition Co.	4,735	429,701
MetLife, Inc.	8,606	342,777
Mettler-Toledo International, Inc. (a)	1,523	555,773
Microsoft Corp.	47,702	2,440,911
Molson Coors Brewing Co., Class B	8,016	810,658
Monsanto Co.	7,617	787,674
Motorola Solutions, Inc.	1,698	112,017
MSCI, Inc.	2,243	172,980
NIKE, Inc., Class B	6,147	339,314
Nordstrom, Inc.	3,853	146,607
Northrop Grumman Corp.	812	180,491
NVR, Inc. (a)	129	229,664
O’Reilly Automotive, Inc. (a)	4,227	1,145,940
Omnicom Group, Inc.	3,468	282,607
PayPal Holdings, Inc. (a)	2,926	106,828
PepsiCo, Inc.	13,091	1,386,861
Pfizer, Inc.	3,619	127,425
Phillips 66	8,428	668,678
Pinnacle West Capital Corp.	2,786	225,833
Piper Jaffray Cos., Inc. (a)	7,530	283,881
Pool Corp.	5,423	509,925
Premier, Inc., Class A (a)	3,184	104,117
Primerica, Inc.	3,381	193,528
Public Service Enterprise Group, Inc.	12,000	559,320
Quintiles Transnational Holdings, Inc. (a)	18,445	1,204,827
Regeneron Pharmaceuticals, Inc. (a)	289	100,927
Regions Financial Corp.	14,314	121,812
Republic Services, Inc.	4,905	251,676
Reynolds American, Inc.	19,387	1,045,541
Rockwell Automation, Inc.	6,715	771,016
Rockwell Collins, Inc.	3,571	304,035
Ross Stores, Inc.	3,965	224,776
S&P Global, Inc.	8,296	889,829
Sabre Corp.	12,101	324,186
Sanderson Farms, Inc.	1,542	133,599
Schlumberger, Ltd.	16,510	1,305,611
Simon Property Group, Inc. REIT	5,108	1,107,925
Skechers USA, Inc., Class A (a)	3,765	111,896
Skyworks Solutions, Inc.	1,858	117,574
Description	Shares	Fair Value

Snap-on, Inc.	3,390	$535,010
Spirit AeroSystems Holdings, Inc., Class A (a)	2,438	104,834
Starbucks Corp.	12,831	732,907
Steel Dynamics, Inc.	13,626	333,837
Target Corp.	2,258	157,654
Teradata Corp. (a)	4,216	105,695
Tesoro Corp.	722	54,092
Texas Instruments, Inc.	2,421	151,676
The Boeing Co.	3,779	490,779
The Charles Schwab Corp.	18,005	455,707
The Clorox Co.	6,193	857,049
The Dow Chemical Co.	11,287	561,077
The Estee Lauder Cos., Inc., Class A	2,682	244,116
The Kroger Co.	33,929	1,248,248
The Procter & Gamble Co.	10,776	912,404
The Southern Co.	12,851	689,199
The TJX Cos., Inc.	9,480	732,140
The Walt Disney Co.	2,009	196,520
Thermo Fisher Scientific, Inc.	3,815	563,704
Time Warner, Inc.	15,764	1,159,285
Time, Inc.	8,505	139,992
Tyco International PLC	11,485	489,261
Tyson Foods, Inc., Class A	11,519	769,354
United Technologies Corp.	9,995	1,024,987
UnitedHealth Group, Inc.	6,950	981,340
Universal Health Services, Inc., Class B	2,090	280,269
Unum Group	25,335	805,400
Validus Holdings, Ltd.	1,682	81,728
Vantiv, Inc., Class A (a)	10,080	570,528
Verizon Communications, Inc.	48,951	2,733,424
Visa, Inc., Class A	14,511	1,076,281
Wabash National Corp. (a)	5,267	66,891
WABCO Holdings, Inc. (a)	528	48,349
Wal-Mart Stores, Inc.	11,063	807,820
Waters Corp. (a)	2,422	340,654
WellCare Health Plans, Inc. (a)	1,152	123,587
Wells Fargo & Co.	10,934	517,506
Whirlpool Corp.	914	152,309
Wyndham Worldwide Corp.	2,396	170,667
Xcel Energy, Inc.	10,129	453,577
Zoetis, Inc.	23,745	1,126,938
		93,857,527
Total Common Stocks (Cost $157,996,065)		164,085,639

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report	27

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Retirement Global Dynamic Multi Asset Portfolio (continued)

Corporate Bonds | 10.1%

Australia | 0.7%
Telstra Corp., Ltd., 4.000%, 11/15/17	AUD	1,490	$1,132,099
Toyota Finance Australia, Ltd., 4.250%, 05/15/19	AUD	827	643,969
			1,776,068
Belgium | 0.6%
Anheuser-Busch InBev Finance, Inc.:
2.375%, 01/25/18	CAD	1,295	1,016,885
2.650%, 02/01/21	USD	530	549,217
			1,566,102
Canada | 1.4%
Suncor Energy, Inc., 6.100%, 06/01/18	USD	640	692,067
The Bank of Nova Scotia, 2.125%, 09/11/19	USD	1,580	1,620,950
The Toronto-Dominion Bank:
2.250%, 11/05/19	USD	395	405,342
2.621%, 12/22/21	CAD	875	709,407
			3,427,766
Denmark | 0.2%
Carlsberg Breweries A/S, 2.500%, 05/28/24	EUR	500	612,645

France | 0.3%
Orange SA, 5.375%, 07/08/19	USD	735	816,090

Germany | 0.7%
BMW Finance NV, 3.375%, 12/14/18	GBP	785	1,099,410
Daimler Finance North America LLC, 3.875%, 09/15/21	USD	575	626,517
			1,725,927
Italy | 0.3%
Atlantia SpA, 4.375%, 09/16/25	EUR	480	691,177

Mexico | 0.1%
America Movil SAB de CV, 6.450%, 12/05/22	MXN	7,000	363,130
Description	Security Currency	Principal Amount (000)	Fair Value

Netherlands | 0.2%
Bank Nederlandse Gemeenten NV, 5.000%, 09/16/20	NZD	805	$619,022

New Zealand | 0.1%
Fonterra Cooperative Group, Ltd., 5.500%, 02/26/24	AUD	300	253,214

Norway | 0.4%
Statoil ASA, 3.700%, 03/01/24	USD	540	583,534
Telenor ASA, 1.750%, 05/22/18	USD	480	483,089
			1,066,623
United Kingdom | 1.0%
Centrica PLC, 7.000%, 09/19/18	GBP	100	149,231
Rolls-Royce PLC, 6.750%, 04/30/19	GBP	452	692,845
Santander UK PLC, 5.125%, 04/14/21	GBP	620	970,905
SSE PLC, 5.000%, 10/01/18	GBP	450	649,484
			2,462,465
United States | 4.1%
Alphabet, Inc., 3.625%, 05/19/21	USD	400	441,144
Apple, Inc., 3.850%, 05/04/43	USD	1,010	1,014,782
Citigroup, Inc., 3.595%, 05/04/21 (e)	AUD	1,415	1,053,506
General Electric Co., 5.500%, 02/01/17	NZD	370	267,617
John Deere Canada Funding, Inc.:
2.300%, 01/17/18	CAD	355	278,755
2.050%, 09/17/20	CAD	580	455,847
John Deere Capital Corp., 2.300%, 09/16/19	USD	245	252,592
JPMorgan Chase & Co., 4.500%, 01/24/22	USD	530	589,878
Morgan Stanley, 2.500%, 01/24/19	USD	1,015	1,035,512
Nestle Holdings, Inc., 2.500%, 07/10/17	NOK	6,660	806,842
The Goldman Sachs Group, Inc.:
5.200%, 12/17/19	NZD	1,135	847,193
3.625%, 01/22/23	USD	700	734,533

The accompanying notes are an integral part of these financial statements.

28	Semi-Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Retirement Global Dynamic Multi Asset Portfolio (continued)

The Home Depot, Inc., 2.625%, 06/01/22	USD	750	$785,006
Union Pacific Corp., 4.163%, 07/15/22	USD	755	849,775
Valero Energy Corp., 6.125%, 02/01/20	USD	319	360,056
Wells Fargo Canada Corp., 3.040%, 01/29/21	CAD	640	525,331
			10,298,369
Total Corporate Bonds (Cost $26,093,729)			25,678,598

Foreign Government Obligations | 15.0%

Australia | 1.3%
Queensland Treasury Corp., 5.500%, 06/21/21	AUD	1,090	947,309
Treasury Corp. of Victoria, 6.000%, 10/17/22	AUD	1,585	1,463,703
Western Australian Treasury Corp., 6.000%, 10/16/23	AUD	855	790,770
			3,201,782
Bahamas | 0.6%
Commonwealth of Bahamas:
5.750%, 01/16/24	USD	520	543,400
6.950%, 11/20/29	USD	835	945,283
			1,488,683
Bermuda | 0.7%
Government of Bermuda:
5.603%, 07/20/20	USD	1,265	1,388,246
4.138%, 01/03/23	USD	300	310,050
			1,698,296
Canada | 4.2%
Canada Government Bond, 1.125%, 03/19/18	USD	1,490	1,500,966
City of Vancouver, 2.900%, 11/20/25	CAD	415	340,667
Province of Alberta, 4.000%, 12/01/19	CAD	2,470	2,099,352
Province of British Columbia, 3.700%, 12/18/20	CAD	1,770	1,523,917
Description	Security Currency	Principal Amount (000)	Fair Value

Province of Ontario:
2.450%, 06/29/22	USD	1,695	$1,773,965
1.950%, 01/27/23	CAD	1,045	831,802
Province of Quebec:
3.500%, 07/29/20	USD	1,515	1,643,370
2.500%, 04/20/26	USD	775	797,880
			10,511,919
Chile | 0.3%
Republic of Chile, 1.625%, 01/30/25	EUR	730	858,724

Colombia | 0.3%
Republic of Colombia, 2.625%, 03/15/23	USD	850	822,375

Ireland | 0.6%
Irish Treasury, 3.400%, 03/18/24	EUR	1,100	1,506,203

Mexico | 1.2%
Mexican Bonos:
5.000%, 12/11/19	MXN	26,860	1,457,696
6.500%, 06/09/22	MXN	14,380	820,372
United Mexican States, 6.750%, 02/06/24	GBP	570	904,883
			3,182,951
New Zealand | 0.9%
New Zealand Government Bonds:
3.000%, 04/15/20	NZD	1,895	1,399,545
6.000%, 05/15/21	NZD	1,190	972,337
			2,371,882
Norway | 1.0%
Oslo Kommune:
4.900%, 11/04/19	NOK	2,000	265,471
3.550%, 02/12/21	NOK	4,000	518,214
3.600%, 12/06/22	NOK	3,000	401,530
2.450%, 05/24/23	NOK	2,000	249,755
3.650%, 11/08/23	NOK	4,000	539,674
2.350%, 09/04/24	NOK	4,000	493,646
			2,468,290
Panama | 0.4%
Republic of Panama, 4.000%, 09/22/24	USD	1,000	1,066,250

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report	29

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Retirement Global Dynamic Multi Asset Portfolio (continued)

Poland | 1.3%
Poland Government Bond, 1.750%, 01/25/21 (e)	PLN	9,750	$2,434,374
Republic of Poland, 3.000%, 03/17/23	USD	884	899,028
			3,333,402
Singapore | 0.6%
Singapore Government Bond, 3.000%, 09/01/24	SGD	1,980	1,601,373

Slovakia | 0.1%
Slovak Republic, 4.375%, 05/21/22	USD	200	226,818

Spain | 0.2%
Spain Government Bond, 1.600%, 04/30/25	EUR	360	417,437

Sweden | 0.7%
Kommuninvest I Sverige AB, 1.500%, 04/23/19 (d)	USD	500	507,097
Svensk Exportkredit AB, 1.875%, 12/21/18	GBP	955	1,307,059
			1,814,156
United Kingdom | 0.6%
United Kingdom Treasury:
1.750%, 07/22/19	GBP	530	738,597
2.000%, 07/22/20	GBP	480	682,030
			1,420,627
Total Foreign Government Obligations (Cost $38,443,239)			37,991,168

Quasi Government Bonds | 2.8%

Canada | 1.2%
Canada Housing Trust No. 1, 1.250%, 12/15/20	CAD	2,045	1,603,139
Hydro-Quebec:
1.050%, 12/01/19 (e)	CAD	1,500	1,158,760
9.625%, 07/15/22	CAD	368	418,593
			3,180,492
Description	Security Currency	Principal Amount (000)	Fair Value

Chile | 0.4%
Corp. Nacional del Cobre de Chile, 4.500%, 08/13/23	USD	800	$848,153

Germany | 0.6%
Deutsche Bahn Finance BV, 3.375%, 09/01/16	NOK	3,630	435,161
KFW:
2.875%, 10/12/16	NOK	1,210	145,305
1.125%, 12/23/19	GBP	485	657,043
Landeskreditbank Baden-Wuerttemberg Foerderbank, 3.000%, 05/22/17	NOK	1,180	143,130
			1,380,639
Mexico | 0.1%
Nacional Financiera SNC, 3.375%, 11/05/20	USD	300	306,000

Singapore | 0.5%
Temasek Financial I, Ltd., 4.300%, 10/25/19	USD	1,215	1,330,219

Total Quasi Government Bonds (Cost $7,178,894)			7,045,503

Supranationals | 1.6%
African Development Bank, 2.375%, 09/23/21	USD	740	777,164
Asian Development Bank:
1.875%, 04/12/19	USD	1,125	1,154,405
2.125%, 03/19/25	USD	680	705,794
Corporacion Andina de Fomento, 4.375%, 06/15/22	USD	985	1,099,644
Inter-American Development Bank, 6.000%, 12/15/17	NZD	565	422,570
Total Supranationals (Cost $4,088,953)			4,159,577

The accompanying notes are an integral part of these financial statements.

30	Semi-Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Retirement Global Dynamic Multi Asset Portfolio (continued)

US Municipal Bonds | 0.5%

Georgia | 0.4%
Georgia State:
Build America Bond Series H, 5.014%, 11/01/27	USD	420	$527,776
Series B, 2.380%, 02/01/27	USD	350	358,386
			886,162
Pennsylvania | 0.0%
Pennsylvania State Build America Bond Third Series B, 5.850%, 07/15/30	USD	50	56,978

Texas | 0.0%
Texas State Build America Bond Series A, 4.123%, 04/01/25	USD	100	117,890

Wisconsin | 0.1%
Wisconsin State Build America Bond Series D, 5.400%, 05/01/28	USD	175	201,789

Total US Municipal Bonds (Cost $1,189,406)			1,262,819

US Treasury Securities | 1.5%
US Treasury Notes:
2.125%, 05/15/25	USD	2,880	3,043,463
1.625%, 05/15/26	USD	840	850,762

Total US Treasury Securities (Cost $3,780,200)			3,894,225
Description	Shares	Fair Value

Short-Term Investment | 3.6%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.14% (7 day yield) (Cost $9,114,789)	9,114,789	$9,114,789

Total Investments | 99.7% (Cost $247,885,275) (b), (f)		$253,232,318

Cash and Other Assets in Excess of Liabilities | 0.3%		646,622

Net Assets | 100.0%		$253,878,940

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report	31

Lazard Retirement Global Dynamic Multi Asset Portfolio (continued)

Forward Currency Contracts open at June 30, 2016:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

AUD	167,627	USD	123,498	HSB	08/18/16	$1,318	$—
AUD	303,500	USD	222,019	HSB	08/18/16	3,968	—
CAD	556,136	USD	435,000	RBC	08/18/16	—	4,479
CHF	682,838	USD	707,080	HSB	08/18/16	—	5,962
CZK	1,549,311	USD	65,585	CIT	08/18/16	—	1,975
DKK	4,191,239	USD	642,596	CIT	08/18/16	—	16,240
EUR	6,584,615	USD	7,519,663	CIT	08/18/16	—	200,883
EUR	444,435	USD	499,900	HSB	08/18/16	—	5,912
EUR	6,921,106	USD	7,903,661	HSB	08/18/16	—	210,872
EUR	2,686,666	USD	3,060,099	HSB	09/02/16	—	72,366
EUR	471,483	USD	537,000	SCB	08/18/16	—	12,948
GBP	379,483	USD	549,207	HSB	08/18/16	—	43,825
GBP	285,237	USD	412,618	SSB	09/02/16	—	32,700
JPY	89,796,080	USD	880,000	CIT	08/18/16	—	9,261
JPY	98,095,032	USD	963,000	CIT	08/18/16	—	11,787
JPY	1,145,800,056	USD	10,515,207	CIT	08/18/16	595,444	—
JPY	36,129,034	USD	327,800	HSB	08/18/16	22,538	—
JPY	419,425,467	USD	3,849,388	HSB	08/18/16	217,718	—
JPY	44,798,314	USD	418,000	SCB	08/18/16	16,403	—
JPY	77,444,595	USD	723,006	SSB	09/02/16	28,313	—
KRW	304,108,920	USD	260,100	CIT	09/21/16	3,711	—
KRW	858,401,400	USD	735,247	CIT	09/21/16	9,406	—
MXN	3,356,421	USD	179,000	HSB	08/18/16	3,815	—
MXN	3,478,387	USD	190,384	HSB	08/18/16	—	925
NOK	1,967,756	USD	236,583	HSB	08/18/16	—	1,471
NOK	1,976,704	USD	241,664	HSB	08/18/16	—	5,483
SEK	4,235,193	USD	518,676	CIT	08/18/16	—	17,157
SEK	8,948,969	USD	1,097,332	HSB	08/18/16	—	37,623
USD	2,481,340	AUD	2,508,202	CAN	08/18/16	—	26,862
USD	3,062,351	NZD	3,205,278	CAN	08/18/16	—	142,927
USD	53,017	AUD	54,517	CIT	08/18/16	—	1,500
USD	133,973	GBP	123,950	CIT	08/18/16	10,023	—
USD	173,122	AUD	175,051	CIT	08/18/16	—	1,929
USD	189,869	GBP	172,001	CIT	08/18/16	17,868	—
USD	309,000	GBP	291,718	CIT	08/18/16	17,282	—
USD	401,309	NZD	419,780	CIT	08/18/16	—	18,471
USD	836,000	GBP	827,939	CIT	08/18/16	8,061	—
USD	1,040,000	GBP	1,008,743	CIT	08/18/16	31,257	—
USD	1,981,112	CAD	1,969,901	CIT	08/18/16	11,210	—
USD	117,380	MXN	117,280	HSB	08/18/16	100	—
USD	137,015	PLN	138,119	HSB	08/18/16	—	1,104
USD	275,000	NZD	281,111	HSB	08/18/16	—	6,111
USD	402,794	NOK	400,514	HSB	08/18/16	2,280	—
USD	418,473	PLN	410,639	HSB	08/18/16	7,834	—

The accompanying notes are an integral part of these financial statements.

32	Semi-Annual Report

Lazard Retirement Global Dynamic Multi Asset Portfolio (concluded)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

USD	512,000	SEK	519,364	HSB	08/18/16	$—	$7,364
USD	515,462	NOK	499,721	HSB	08/18/16	15,741	—
USD	910,000	EUR	920,067	HSB	08/18/16	—	10,067
USD	1,744,652	MXN	1,736,173	HSB	08/18/16	8,479	—
USD	1,823,725	PLN	1,794,181	HSB	08/18/16	29,544	—
USD	2,089,355	AUD	2,113,968	HSB	08/18/16	—	24,613
USD	2,095,435	CAD	2,083,854	HSB	08/18/16	11,582	—
USD	3,196,130	GBP	2,941,088	HSB	08/18/16	255,041	—
USD	3,640,484	NOK	3,536,738	HSB	08/18/16	103,746	—
USD	621,605	JPY	645,997	HSB	09/02/16	—	24,392
USD	641,951	AUD	649,840	HSB	09/02/16	—	7,889
USD	2,855,455	CAD	2,839,267	HSB	09/02/16	16,188	—
USD	206,202	MXN	205,254	JPM	08/18/16	948	—
USD	258,406	MXN	262,104	JPM	08/18/16	—	3,698
USD	322,132	GBP	296,410	JPM	08/18/16	25,721	—
USD	5,351,183	CAD	5,321,300	RBC	08/18/16	29,883	—
USD	277,136	SGD	282,618	SCB	08/18/16	—	5,481
USD	1,258,960	SGD	1,277,415	SCB	08/18/16	—	18,455
USD	321,415	AUD	325,328	SSB	09/02/16	—	3,913
USD	354,438	CAD	352,399	SSB	09/02/16	2,039	—
USD	1,638,949	HKD	1,640,246	SSB	09/02/16	—	1,297
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$1,507,461	$997,942

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report	33

Lazard Retirement Series, Inc. Notes to Portfolios of Investments June 30, 2016 (unaudited)

(a)	Non-income producing security.

(b)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

US Strategic Equity	$9,470,065	$740,621	$348,678	$391,943
US Small-Mid Cap Equity	53,436,003	4,835,302	2,131,720	2,703,582
International Equity	580,756,995	106,830,006	37,633,457	69,196,549
Emerging Markets Equity	1,110,363,468	124,742,033	206,182,841	(81,440,808)
Global Dynamic Multi Asset	247,885,275	13,741,699	8,394,656	5,347,043

(c)	Security valued using Level 2 inputs, based on reference to a similar security which was trading on an active market, under GAAP hierarchy — see Note 8.

(d)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At June 30, 2016, the percentage of net assets for each Portfolio was as follows:

Portfolio	Percentage of Net Assets

Emerging Markets Equity	0.3%
Global Dynamic Multi Asset	0.2

(e)	Variable and floating rate securities are securities which interest rate changes are based on changes in a designated base rate. The rates shown are those in effect on June 30, 2016.

(f)	The Portfolio, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

Security Abbreviations:

ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt
PJSC	—	Public Joint Stock Company
REIT	—	Real Estate Investment Trust
SDR	—	Swedish Depositary Receipt

Currency Abbreviations:
AUD	—	Australian Dollar	KRW	—	South Korean Won
CAD	—	Canadian Dollar	MXN	—	Mexican New Peso
CHF	—	Swiss Franc	NOK	—	Norwegian Krone
CZK	—	Czech Koruna	NZD	—	New Zealand Dollar
DKK	—	Danish Krone	PLN	—	Polish Zloty
EUR	—	Euro	SEK	—	Swedish Krone
GBP	—	British Pound Sterling	SGD	—	Singapore Dollar
HKD	—	Hong Kong Dollar	USD	—	United States Dollar
JPY	—	Japanese Yen

Counterparty Abbreviations:
CAN	—	Canadian Imperial Bank of Commerce	RBC	—	Royal Bank of Canada
CIT	—	Citibank NA	SCB	—	Standard Chartered Bank
HSB	—	HSBC Bank USA NA	SSB	—	State Street Bank and Trust Co.
JPM	—	JPMorgan Chase Bank NA

The accompanying notes are an integral part of these financial statements.

34	Semi-Annual Report

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country:

	Lazard	Lazard	Lazard
	Retirement	Retirement	Retirement Global
	International	Emerging	Dynamic
	Equity	Markets Equity	Multi Asset
Industry*	Portfolio	Portfolio	Portfolio

Aerospace & Defense	0.9%	—%	1.8%
Air Freight & Logistics	—	—	0.2
Airlines	0.8	—	0.5
Auto Components	1.8	1.6	0.5
Automobiles	1.5	3.7	1.4
Banks	5.7	24.2	6.7
Beverages	4.5	1.7	3.1
Biotechnology	2.8	—	1.9
Building Products	2.1	—	0.4
Capital Markets	0.7	—	2.1
Chemicals	—	0.4	1.3
Commercial Services & Suppliers	—	—	0.5
Communications Equipment	—	—	0.5
Construction & Engineering	1.9	—	0.1
Construction Materials	1.0	1.6	0.1
Consumer Finance	0.8	—	—
Containers & Packaging	—	—	0.5
Distributors	—	0.8	0.2
Diversified Financial Services	—	—	2.0
Diversified Telecommunication Services	3.2	3.1	4.2
Electric Utilities	1.1	—	3.0
Electrical Equipment	—	0.5	0.8
Electronic Equipment, Instruments & Components	—	2.0	0.6
Energy Equipment & Services	—	—	0.7
Food & Staples Retailing	2.7	2.6	1.8
Food Products	—	—	1.7
Gas Utilities	—	—	0.1
Health Care Equipment & Supplies	—	—	0.8
Health Care Providers & Services	—	0.2	1.6
Hotels, Restaurants & Leisure	—	0.3	1.8
Household Durables	1.7	1.3	0.5
Household Products	—	1.0	0.9
Independent Power and Renewable Electricity Producers	—	—	0.7
Industrial Conglomerates	0.5	1.4	1.2
Insurance	7.4	3.5	2.9
Internet & Catalog Retail	—	—	0.1
Internet Software & Services	—	5.9	1.4
IT Services	1.9	6.3	2.1
Leisure Products	—	—	0.1
Life Sciences Tools & Services	—	—	1.0
Machinery	2.1	0.7	1.2
Media	6.4	—	2.4
Metals & Mining	1.5	1.6	1.0

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report	35

	Lazard	Lazard	Lazard
	Retirement	Retirement	Retirement Global
	International	Emerging	Dynamic
	Equity	Markets Equity	Multi Asset
Industry*	Portfolio	Portfolio	Portfolio

Multiline Retail	2.2%	0.9%	0.6%
Multi-Utilities	—	—	0.8
Oil, Gas & Consumable Fuels	6.9	8.4	3.2
Personal Products	1.5	0.3	0.5
Pharmaceuticals	6.5	—	3.4
Real Estate Investment Trusts (REITs)	—	—	1.2
Real Estate Management & Development	3.0	—	2.0
Road & Rail	—	0.8	1.1
Semiconductors & Semiconductor Equipment	2.0	5.9	1.1
Software	—	—	1.6
Specialty Retail	2.9	0.1	2.3
Technology Hardware, Storage & Peripherals	—	3.4	1.0
Textiles, Apparel & Luxury Goods	—	—	0.2
Thrifts & Mortgage Finance	—	—	0.1
Tobacco	4.6	1.5	0.9
Trading Companies & Distributors	2.6	—	0.2
Transportation Infrastructure	—	1.6	0.3
Wireless Telecommunication Services	5.3	8.4	0.6
Subtotal	90.5	95.7	77.5
Foreign Government Obligations	—	—	15.0
Supranationals	—	—	1.6
US Municipal Bonds	—	—	0.5
US Treasury Securities	—	—	1.5
Short-Term Investments	5.5	4.1	3.6
Total Investments	96.0%	99.8%	99.7%

*	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

36	Semi-Annual Report

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Semi-Annual Report	37

Lazard Retirement Series, Inc. Statements of Assets and Liabilities (unaudited)

	Lazard	Lazard
	Retirement	Retirement
	US Strategic	US Small-Mid Cap
June 30, 2016	Equity Portfolio	Equity Portfolio

ASSETS
Investments in securities, at fair value	$9,862,008	$56,139,585
Cash	—	—
Foreign currency, at fair value	—	—
Receivables for:
Dividends and interest	6,690	36,139
Capital stock sold	11,446	91,554
Investments sold	30,240	26,094
Amount due from Investment Manager (Note 3)	5,450	—
Gross unrealized appreciation on forward currency contracts	—	—
Total assets	9,915,834	56,293,372

LIABILITIES
Foreign currency due to custodian	—	—
Payables for:
Management fees	—	30,999
Accrued distribution fees	2,055	11,604
Accrued shareholders’ reports	7,525	17,430
Accrued custodian fees	9,339	9,343
Accrued administration fees	4,258	8,798
Accrued professional services	19,767	20,399
Capital stock redeemed	2,537	33,791
Investments purchased	6,466	272,182
Gross unrealized depreciation on forward currency contracts	—	—
Other accrued expenses and payables	1,796	1,668
Total liabilities	53,743	406,214
Net assets	$9,862,091	$55,887,158

NET ASSETS
Paid in capital	$9,811,328	$50,787,023
Undistributed (distributions in excess of) net investment income (loss)	53,314	(31,554)
Accumulated net realized gain (loss)	(394,494)	2,428,107
Net unrealized appreciation (depreciation) on:
Investments	391,943	2,703,582
Foreign currency translations and forward currency contracts	—	—
Net assets	$9,862,091	$55,887,158

Service Shares
Net assets	$9,862,091	$55,887,158
Shares of capital stock outstanding*	921,878	7,568,069
Net asset value, offering and redemption price per share	$10.70	$7.38

Investor Shares
Net assets	—	—
Shares of capital stock outstanding*	—	—
Net asset value, offering and redemption price per share	—	—

Cost of investments in securities	$9,470,065	$53,436,003
Cost of foreign currency	—	—

*	$0.001 par value, 2,450,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

38	Semi-Annual Report

Lazard	Lazard	Lazard
Retirement	Retirement	Retirement
International	Emerging Markets	Global Dynamic
Equity Portfolio	Equity Portfolio	Multi Asset Portfolio

$649,953,544	$1,028,922,660	$253,232,318
—	—	21,500
1,727,951	250,300	—

2,523,215	5,546,214	1,049,494
18,608,603	4,014,512	751,428
5,675,952	128,611	364,496
—	—	—
—	—	1,507,461
678,489,265	1,038,862,297	256,926,697

—	—	17,844

405,621	821,590	130,558
137,057	169,976	50,855
39,532	113,259	16,953
31,157	104,317	32,080
29,073	39,075	15,250
53,599	27,454	25,506
125,829	6,613,039	80,237
813,991	25,913	1,680,025
—	—	997,942
62,327	134,485	507
1,698,186	8,049,108	3,047,757
$676,791,079	$1,030,813,189	$253,878,940

$612,066,569	$1,172,912,330	$250,064,798
8,831,941	12,871,658	323,807
(13,299,411)	(73,412,492)	(2,366,019)

69,196,549	(81,576,056)	5,347,043
(4,569)	17,749	509,311
$676,791,079	$1,030,813,189	$253,878,940

$676,791,079	$854,742,634	$253,878,940
56,552,625	47,644,057	21,507,531
$11.97	$17.94	$11.80

—	$176,070,555	—
—	9,918,542	—
—	$17.75	—

$580,756,995	$1,110,363,468	$247,885,275
$1,723,832	$250,385	—

Semi-Annual Report	39

Lazard Retirement Series, Inc. Statements of Operations (unaudited)

	Lazard	Lazard
	Retirement	Retirement
	US Strategic	US Small-Mid Cap
For the Six Months Ended June 30, 2016	Equity Portfolio	Equity Portfolio

Investment Income (Loss)

Income
Dividends	$94,802	$314,384
Interest	—	—
Total investment income*	94,802	314,384

Expenses
Management fees (Note 3)	36,511	207,563
Distribution fees (Service Shares)	13,040	69,188
Custodian fees	24,192	29,061
Administration fees	22,261	26,727
Professional services	17,821	21,060
Shareholders’ reports	6,424	9,440
Directors’ fees and expenses	2,700	3,586
Shareholders’ services	6,394	6,899
Other	1,360	2,023
Total gross expenses	130,703	375,547
Management fees waived and expenses reimbursed	(69,169)	(29,609)
Administration fees waived	(9,375)	—
Total net expenses	52,159	345,938
Net investment income (loss)	42,643	(31,554)

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency Transactions and Forward Currency Contracts
Net realized gain (loss) on:
Investments	(487,981)	(493,553)
Foreign currency transactions and forward currency contracts	—	—
Total net realized gain (loss) on investments, foreign currency transactions and forward currency contracts	(487,981)	(493,553)
Net change in unrealized appreciation (depreciation) on:
Investments**	486,923	398,494
Foreign currency translations and forward currency contracts	—	—
Total net change in unrealized appreciation (depreciation) on investments, foreign currency translations and forward currency contracts	486,923	398,494
Net realized and unrealized gain (loss) on investments, foreign currency transactions and forward currency contracts	(1,058)	(95,059)
Net increase (decrease) in net assets resulting from operations	$41,585	$(126,613)
* Net of foreign withholding taxes of	$—	$1,281
** Includes net change in unrealized appreciation (depreciation) of foreign capital gains taxes of	$—	$—

The accompanying notes are an integral part of these financial statements.

40	Semi-Annual Report

Lazard	Lazard	Lazard
Retirement	Retirement	Retirement
International	Emerging Markets	Global Dynamic
Equity Portfolio	Equity Portfolio	Multi Asset Portfolio

$12,101,860	$16,624,748	$2,141,269
—	—	799,431
12,101,860	16,624,748	2,940,700

2,445,098	4,672,299	986,818
815,033	969,373	290,441
83,865	345,161	89,629
86,395	114,510	44,427
89,241	82,950	35,931
40,563	82,704	18,286
15,152	19,848	6,719
8,628	13,596	7,919
9,534	13,209	3,999
3,593,509	6,313,650	1,484,169
(7,302)	—	(264,316)
—	—	—
3,586,207	6,313,650	1,219,853
8,515,653	10,311,098	1,720,847

(14,198,910)	(46,782,706)	(3,302,744)
75,743	(25,868)	1,059,765

(14,123,167)	(46,808,574)	(2,242,979)

(12,517,424)	165,242,306	6,860,368
61,591	13,784	88,289

(12,455,833)	165,256,090	6,948,657

(26,579,000)	118,447,516	4,705,678
$(18,063,347)	$128,758,614	$6,426,525
$1,311,539	$2,423,530	$128,135
$—	$30,748	$—

Semi-Annual Report	41

Lazard Retirement Series, Inc. Statements of Changes in Net Assets

	Lazard Retirement US Strategic Equity Portfolio		Lazard Retirement US Small-Mid Cap Equity Portfolio
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2016	December 31,	June 30, 2016	December 31,
	(unaudited)	2015	(unaudited)	2015

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$42,643	$66,770	$(31,554)	$(139,450)
Net realized gain (loss) on investments, foreign currency transactions and forward currency contracts	(487,981)	927,106	(493,553)	5,414,421
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and forward currency contracts	486,923	(1,620,763)	398,494	(6,818,250)
Net increase (decrease) in net assets resulting from operations	41,585	(626,887)	(126,613)	(1,543,279)
Distributions to shareholders
From net investment income
Service Shares	—	(52,360)	—	—
Investor Shares	—	—	—	—
From net realized gains
Service Shares	—	(792,085)	—	(4,465,229)
Investor Shares	—	—	—	—
Net decrease in net assets resulting from distributions	—	(844,445)	—	(4,465,229)
Capital stock transactions
Net proceeds from sales
Service Shares	621,658	5,026,315	4,679,419	14,432,469
Investor Shares	—	—	—	—
Net proceeds from reinvestment of distributions
Service Shares	—	844,445	—	4,465,229
Investor Shares	—	—	—	—
Cost of shares redeemed
Service Shares	(2,330,119)	(5,261,809)	(8,164,959)	(16,880,480)
Investor Shares	—	—	—	—
Net increase (decrease) in net assets from capital stock transactions	(1,708,461)	608,951	(3,485,540)	2,017,218
Total increase (decrease) in net assets	(1,666,876)	(862,381)	(3,612,153)	(3,991,290)
Net assets at beginning of period	11,528,967	12,391,348	59,499,311	63,490,601
Net assets at end of period*	$9,862,091	$11,528,967	$55,887,158	$59,499,311
* Includes undistributed (distributions in excess of) net investment income (loss) of	$53,314	$10,671	$(31,554)	$—
Shares issued and redeemed
Service Shares
Shares outstanding at beginning of period	1,083,612	1,020,099	8,047,591	7,764,268
Shares sold	59,848	420,624	645,520	1,725,627
Shares issued to shareholders from reinvestment of distributions	—	80,270	—	605,900
Shares redeemed	(221,582)	(437,381)	(1,125,042)	(2,048,204)
Net increase (decrease)	(161,734)	63,513	(479,522)	283,323
Shares outstanding at end of period	921,878	1,083,612	7,568,069	8,047,591
Investor Shares
Shares outstanding at beginning of period
Shares sold
Shares issued to shareholders from reinvestment of distributions
Shares redeemed
Net increase (decrease)
Shares outstanding at end of period

The accompanying notes are an integral part of these financial statements.

42	Semi-Annual Report

Lazard Retirement International Equity Portfolio		Lazard Retirement Emerging Markets Equity Portfolio		Lazard Retirement Global Dynamic Multi Asset Portfolio
Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended
June 30, 2016	December 31,	June 30, 2016	December 31,	June 30, 2016	December 31,
(unaudited)	2015	(unaudited)	2015	(unaudited)	2015

$8,515,653	$10,085,261	$10,311,098	$15,243,474	$1,720,847	$2,379,616

(14,123,167)	27,470,767	(46,808,574)	(24,302,162)	(2,242,979)	(909,955)

(12,455,833)	(24,202,942)	165,256,090	(208,269,416)	6,948,657	(3,041,867)

(18,063,347)	13,353,086	128,758,614	(217,328,104)	6,426,525	(1,572,206)

—	(11,274,502)	—	(9,782,582)	—	—
—	—	—	(2,497,132)	—	—

—	(12,022,244)	—	(2,236,910)	—	(5,417,685)
—	—	—	(517,868)	—	—
—	(23,296,746)	—	(15,034,492)	—	(5,417,685)

58,380,688	108,614,054	81,963,305	201,022,412	44,134,329	78,547,519
—	—	14,442,423	29,579,712	—	—

—	23,296,746	—	12,019,492	—	5,417,685
—	—	—	3,015,000	—	—

(45,538,035)	(130,279,566)	(88,991,567)	(127,926,800)	(19,348,105)	(30,978,537)
—	—	(18,212,855)	(62,096,136)	—	—

12,842,653	1,631,234	(10,798,694)	55,613,680	24,786,224	52,986,667
(5,220,694)	(8,312,426)	117,959,920	(176,748,916)	31,212,749	45,996,776
682,011,773	690,324,199	912,853,269	1,089,602,185	222,666,191	176,669,415
$676,791,079	$682,011,773	$1,030,813,189	$912,853,269	$253,878,940	$222,666,191

$8,831,941	$316,288	$12,871,658	$2,560,560	$323,807	$(1,397,040)

55,520,320	55,231,355	48,088,227	43,075,583	19,352,557	14,895,028
4,869,313	8,242,943	4,930,197	11,097,828	3,838,825	6,588,954

—	1,911,335	—	758,566	—	476,062
(3,837,008)	(9,865,313)	(5,374,367)	(6,843,750)	(1,683,851)	(2,607,487)
1,032,305	288,965	(444,170)	5,012,644	2,154,974	4,457,529
56,552,625	55,520,320	47,644,057	48,088,227	21,507,531	19,352,557

		10,186,142	11,645,766
		871,462	1,623,022

		—	192,541
		(1,139,062)	(3,275,187)
		(267,600)	(1,459,624)
		9,918,542	10,186,142

Semi-Annual Report	43

Lazard Retirement Series, Inc. Financial Highlights

LAZARD RETIREMENT US STRATEGIC EQUITY PORTFOLIO

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/16†	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Service Shares
Net asset value, beginning of period	$10.64	$12.15	$12.02	$10.44	$9.26	$9.18
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.06	0.09	0.11	0.12	0.10
Net realized and unrealized gain (loss)	0.01	(0.73)	1.68	2.80	1.18	0.08

Total from investment operations	0.06	(0.67)	1.77	2.91	1.30	0.18
Less distributions from:
Net investment income	—	(0.05)	(0.09)	(0.11)	(0.12)	(0.10)
Net realized gains	—	(0.79)	(1.55)	(1.22)	—	—

Total distributions	—	(0.84)	(1.64)	(1.33)	(0.12)	(0.10)

Net asset value, end of period	$10.70	$10.64	$12.15	$12.02	$10.44	$9.26

Total Return (a)	0.56%	–5.44%	14.71%	28.07%	14.01%	1.96%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$9,862	$11,529	$12,391	$8,944	$6,702	$6,008
Ratios to average net assets (b):
Net expenses	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Gross expenses	2.51%	2.31%	2.59%	2.88%	3.23%	3.37%
Net investment income (loss)	0.82%	0.53%	0.79%	0.97%	1.16%	1.04%
Portfolio turnover rate	29%	86%	72%	66%	59%	50%

†	Unaudited.
(a)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. Return for a period of less than one year is not annualized.
(b)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

44	Semi-Annual Report

LAZARD RETIREMENT US SMALL-MID CAP EQUITY PORTFOLIO

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/16†	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Service Shares
Net asset value, beginning of period	$7.39	$8.18	$8.71	$7.30	$9.26	$11.04
Income (loss) from investment operations:
Net investment income (loss)	— (a)	(0.02)	(0.02)	(0.03)	(0.01)	(0.01)
Net realized and unrealized gain (loss)	(0.01)	(0.19)	0.94	2.53	0.95	(1.01)

Total from investment operations	(0.01)	(0.21)	0.92	2.50	0.94	(1.02)
Less distributions from:
Net realized gains	—	(0.58)	(1.45)	(1.09)	(2.90)	(0.76)

Total distributions	—	(0.58)	(1.45)	(1.09)	(2.90)	(0.76)

Net asset value, end of period	$7.38	$7.39	$8.18	$8.71	$7.30	$9.26

Total Return (b)	–0.14%	–2.38%	11.03%	35.08%	10.38%	–9.07%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$55,887	$59,499	$63,491	$58,923	$46,978	$180,524
Ratios to average net assets (c):
Net expenses	1.25%	1.25%	1.25%	1.25%	1.20%	1.15%
Gross expenses	1.36%	1.35%	1.32%	1.35%	1.20%	1.15%
Net investment income (loss)	–0.11%	–0.22%	–0.20%	–0.33%	–0.06%	–0.16%
Portfolio turnover rate	46%	89%	92%	101%	74%	98%

†	Unaudited.
(a)	Amount is less than $0.01 per share.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. Return for a period of less than one year is not annualized.
(c)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report	45

LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/16†	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Service Shares
Net asset value, beginning of period	$12.28	$12.50	$13.26	$11.12	$9.33	$10.28
Income (loss) from investment operations:
Net investment income (loss)	0.15	0.19	0.21	0.17	0.19	0.18
Net realized and unrealized gain (loss)	(0.46)	0.02	(0.76)	2.13	1.78	(0.93)

Total from investment operations	(0.31)	0.21	(0.55)	2.30	1.97	(0.75)
Less distributions from:
Net investment income	—	(0.21)	(0.21)	(0.16)	(0.18)	(0.20)
Net realized gains	—	(0.22)	—	—	—	—

Total distributions	—	(0.43)	(0.21)	(0.16)	(0.18)	(0.20)

Net asset value, end of period	$11.97	$12.28	$12.50	$13.26	$11.12	$9.33

Total Return (a)	–2.52%	1.75%	–4.21%	20.76%	21.11%	–7.27%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$676,791	$682,012	$690,324	$689,512	$592,437	$513,882
Ratios to average net assets (b):
Net expenses	1.10%	1.11%	1.09%	1.10%	1.10%	1.12%
Gross expenses	1.10%	1.11%	1.09%	1.10%	1.10%	1.12%
Net investment income (loss)	2.61%	1.42%	1.59%	1.41%	1.80%	1.89%
Portfolio turnover rate	13%	37%	34%	40%	43%	39%

†	Unaudited.
(a)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. Return for a period of less than one year is not annualized.
(b)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

46	Semi-Annual Report

LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/16†	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Service Shares
Net asset value, beginning of period	$15.70	$19.96	$21.51	$22.22	$18.71	$23.33
Income (loss) from investment operations:
Net investment income (loss) (a)	0.18	0.27	0.37	0.31	0.33	0.44
Net realized and unrealized gain (loss)	2.06	(4.27)	(1.35)	(0.58)	3.78	(4.64)

Total from investment operations	2.24	(4.00)	(0.98)	(0.27)	4.11	(4.20)
Less distributions from:
Net investment income	—	(0.21)	(0.37)	(0.31)	(0.35)	(0.42)
Net realized gains	—	(0.05)	(0.20)	(0.13)	(0.25)	—

Total distributions	—	(0.26)	(0.57)	(0.44)	(0.60)	(0.42)

Net asset value, end of period	$17.94	$15.70	$19.96	$21.51	$22.22	$18.71

Total Return (b)	14.27%	–20.05%	–4.64%	–1.24%	22.05%	–18.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$854,743	$754,835	$859,747	$846,233	$734,699	$580,370
Ratios to average net assets (c):
Net expenses	1.39%	1.39%	1.38%	1.38%	1.39%	1.42%
Gross expenses	1.39%	1.39%	1.38%	1.38%	1.39%	1.42%
Net investment income (loss)	2.17%	1.43%	1.66%	1.42%	1.57%	2.04%
Portfolio turnover rate	7%	9%	12%	14%	23%	19%

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/16†	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Investor Shares
Net asset value, beginning of period	$15.51	$19.74	$21.28	$21.99	$18.52	$23.17
Income (loss) from investment operations:
Net investment income (loss) (a)	0.19	0.32	0.42	0.37	0.38	0.50
Net realized and unrealized gain (loss)	2.05	(4.25)	(1.34)	(0.59)	3.74	(4.62)

Total from investment operations	2.24	(3.93)	(0.92)	(0.22)	4.12	(4.12)
Less distributions from:
Net investment income	—	(0.25)	(0.42)	(0.36)	(0.40)	(0.53)
Net realized gains	—	(0.05)	(0.20)	(0.13)	(0.25)	—

Total distributions	—	(0.30)	(0.62)	(0.49)	(0.65)	(0.53)

Net asset value, end of period	$17.75	$15.51	$19.74	$21.28	$21.99	$18.52

Total Return (b)	14.44%	–19.90%	–4.38%	–1.01%	22.34%	–17.79%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$176,071	$158,018	$229,855	$260,330	$282,596	$244,320
Ratios to average net assets (c):
Net expenses	1.15%	1.15%	1.14%	1.14%	1.14%	1.17%
Gross expenses	1.15%	1.15%	1.14%	1.14%	1.14%	1.17%
Net investment income (loss)	2.41%	1.71%	1.91%	1.71%	1.85%	2.31%
Portfolio turnover rate	7%	9%	12%	14%	23%	19%

†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. Return for a period of less than one year is not annualized.
(c)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report	47

LAZARD RETIREMENT GLOBAL DYNAMIC MULTI ASSET PORTFOLIO

	Six Months				For the Period
Selected data for a share of capital	Ended	Year Ended			4/30/12* to
stock outstanding throughout each period	6/30/16†	12/31/15	12/31/14	12/31/13	12/31/12

Service Shares
Net asset value, beginning of period	$11.51	$11.86	$12.30	$10.54	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.09	0.13	0.11	0.06	0.03
Net realized and unrealized gain (loss)	0.20	(0.19)	0.23	1.99	0.54

Total from investment operations	0.29	(0.06)	0.34	2.05	0.57
Less distributions from:
Net investment income	—	—	(0.07)	(0.04)	— (a)
Net realized gains	—	(0.29)	(0.71)	(0.25)	(0.03)

Total distributions	—	(0.29)	(0.78)	(0.29)	(0.03)

Net asset value, end of period	$11.80	$11.51	$11.86	$12.30	$10.54

Total Return (b)	2.52%	–0.44%	2.70%	19.49%	5.74%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$253,879	$222,666	$176,669	$99,760	$30,262
Ratios to average net assets (c):
Net expenses	1.05%	1.05%	1.05%	1.05%	1.05%
Gross expenses	1.28%	1.31%	1.33%	1.70%	3.80%
Net investment income (loss)	1.48%	1.18%	1.19%	1.01%	1.03%
Portfolio turnover rate	48%	114%	105%	62%	45%

*	The Portfolio commenced operations on April 30, 2012.
†	Unaudited.
(a)	Amount is less than $0.01 per share.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. Return for a period of less than one year is not annualized.
(c)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

48	Semi-Annual Report

Lazard Retirement Series, Inc. Notes to Financial Statements June 30, 2016 (unaudited)

1. Organization

Lazard Retirement Series, Inc. (the “Fund”) was incorporated in Maryland on February 13, 1997 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund, comprised of twenty-one no-load portfolios (each referred to as a “Portfolio”), is currently offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. Portfolio shares may also be offered to certain qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis. Effective January 31, 2006, the Fund designated its existing class of shares as Service Shares and commenced offering Investor Shares. Investor Shares and Service Shares are identical, except as to the services offered to and expenses borne by each class of shares. As of June 30, 2016, only Lazard Retirement Emerging Markets Equity Portfolio had issued Investor Shares. Currently, only the following five Portfolios, each of which is “diversified”, as defined in the 1940 Act, are offered: Lazard Retirement US Strategic Equity Portfolio (“US Strategic Equity Portfolio”), Lazard Retirement US Small-Mid Cap Equity Portfolio (“US Small-Mid Cap Equity Portfolio”), Lazard Retirement International Equity Portfolio (“International Equity Portfolio”), Lazard Retirement Emerging Markets Equity Portfolio (“Emerging Markets Equity Portfolio”), and Lazard Retirement Global Dynamic Multi Asset Portfolio (“Global Dynamic Multi Asset Portfolio”). Each of the other sixteen Portfolios had not commenced operations as of June 30, 2016.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The Fund is an investment company and therefore applies specialized accounting guidance in Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Market values for securities listed on the New York Stock Exchange (“NYSE”), NASDAQ national market or other US or foreign exchanges or markets are generally based on the last reported sales price on the exchange or market on which the security is principally traded on each valuation date; securities not traded on the valuation date are valued at the most recent quoted bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Forward currency contracts generally are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s net asset value (“NAV”) per share.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based on, among other things, trading in securities with similar characteristics, brokers’ quotations and/or a matrix system which considers such factors as other security prices, yields and maturities.

The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board of Directors (the “Board”), may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other

Semi-Annual Report	49

appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date except for certain dividends from non-US securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Portfolio. Interest income is accrued daily. The Portfolios amortize premiums and accrete discounts on fixed-income securities using the effective yield method.

During the period ended June 30, 2016, only Global Dynamic Multi Asset Portfolio traded in fixed-income securities.

A Portfolio may be subject to taxes imposed by non-US countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized or unrealized). An affected Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and unrealized) from the applicable portfolio securities.

As a result of several court cases in certain countries across the European Union, the International Equity Portfolio has filed additional tax reclaims for previously withheld taxes on dividends earned in those countries.

These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these claims, and the potential timing of payment, and accordingly no amounts are reflected in the financial statements. Such amounts, if and when recorded, could result in an increase in the International Equity Portfolio’s NAV per share.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions and forward currency contracts represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency translations reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from

50	Semi-Annual Report

unanticipated movements in the value of the foreign currency relative to the US dollar.

The US dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, a Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

During the period ended June 30, 2016, only Global Dynamic Multi Asset Portfolio traded in forward currency contracts.

(d) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2015, the following Portfolio had unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains with no expiration date as follows:

Portfolio	Short-Term	Long-Term

Emerging Markets Equity	$2,845,581	$21,282,968

Under current tax law, certain late year losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2015, the following Portfolio elected to defer such losses as follows:

	Post October	Late Year
	Capital Loss	Ordinary Loss
Portfolio	Deferral	Deferral

Global Dynamic Multi Asset	$—	$(786,134)

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2012-2014), or expected to be taken in the Portfolios’ 2015 tax returns.

(e) Dividends and Distributions—Dividends from net investment income, if any, will be declared and paid annually. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales, passive foreign investment companies and distributions from real estate investment trusts and partnerships. The book/tax differences relating to shareholder distributions may result in reclassifications among certain capital accounts.

(f) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among all Portfolios primarily on the basis of relative net assets. Portfolios accrue distribution and service (12b-1) fees to Service Shares. The Portfolios’ income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(g) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting

Semi-Annual Report	51

from operations during the reporting period. Actual results could differ from those estimates.

(h) Net Asset Value—NAV per share for each class of each Portfolio is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. NAV per share is determined by dividing the value of the total assets of the Portfolio represented by such class, less all liabilities, by the total number of Portfolio shares of such class outstanding.

3. Investment Management, Administration, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into a management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a percentage of its average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate

US Strategic Equity	0.70%
US Small-Mid Cap Equity	0.75
International Equity	0.75
Emerging Markets Equity	1.00
Global Dynamic Multi Asset (a)	0.80

(a) From January 1, 2016 to June 28, 2016, percentage was 0.85%.

The Investment Manager has voluntarily agreed to reduce its fees and, if necessary, reimburse the Portfolios through May 1, 2017 if annualized operating expenses, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” (as defined in Form N-1A) and extraordinary expenses, but including the management fee stated in the Management Agree-

ment between the Investment Manager and the Fund, on behalf of the Portfolios, exceed the following percentages of the value of the Portfolios’ average daily net assets for the respective shares:

Portfolio	Service Shares	Investor Shares

US Strategic Equity	1.00%	N/A
US Small-Mid Cap Equity	1.25	N/A
International Equity	1.10	N/A
Emerging Markets Equity	1.55	1.30%
Global Dynamic Multi Asset	1.05	N/A

During the period ended June 30, 2016, the Investment Manager waived its management fees and reimbursed the following Portfolios for other expenses as follows:

	Service Shares
	Management	Expenses
Portfolio	Fees Waived	Reimbursed

US Strategic Equity	$36,511	$32,658
US Small-Mid Cap Equity	29,609	—
International Equity	7,302	—
Global Dynamic Multi Asset	264,316	—

The aforementioned waivers and/or reimbursements are not subject to recoupment by the Investment Manager.

The Fund has entered into an administration agreement with State Street to provide certain administrative services. Each Portfolio bears the cost of such services at a fixed annual rate of $42,500, plus 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive up to $18,750 of the $42,500 annual fee for the US Strategic Equity Portfolio until the Portfolio’s net assets reach $25 million. During the period ended June 30, 2016, State Street waived $9,375 of its fee for the US Strategic Equity Portfolio.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

52	Semi-Annual Report

Under a distribution and servicing plan adopted pursuant to Rule 12b-1 under the 1940 Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Service Shares, for distribution and servicing of accounts. The Distributor may make payments to participating insurance companies, certain financial institutions, securities dealers and other industry professionals for providing these services.

BFDS is the Fund’s transfer and dividend disbursing agent. For its services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. BFDS has agreed to waive the monthly minimum fee for the first six months after a new Portfolio or share class has commenced operations.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. Each Director who is not an affiliated person of the Investment Manager or any of its affiliates is paid by the Fund, The Lazard Funds, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively with the Fund, the “Lazard Fund Complex”), each a registered management investment company advised by the Investment Manager: (1) an annual retainer of $190,000, (2) an additional annual fee of $20,000 to the lead Independent Director (an “Independent Director” is a Director who is not an “interested person” (as defined in the 1940 Act) of the Fund), and (3) an additional annual fee of $10,000 to the Audit Committee Chair. The Independent Directors may be paid additional compensation for participation on ad hoc committees or other work performed on behalf of the Board. The Independent Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. Independent Directors’ fees are allocated among the portfolios in the Lazard Fund Complex at a rate of $5,000 per portfolio with the remainder allocated based upon each portfolio’s proportionate share of combined net assets.

The Statements of Operations show the Independent Directors’ fees and expenses paid by each Portfolio.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the period ended June 30, 2016 were as follows:

Portfolio	Purchases	Sales

US Strategic Equity	$2,946,213	$4,534,029
US Small-Mid Cap Equity	24,893,093	28,341,328
International Equity	79,556,518	89,564,388
Emerging Markets Equity	62,577,166	75,672,032
Global Dynamic Multi Asset	134,185,444	108,183,400

	US Treasury Securities
Portfolio	Purchases	Sales

Global Dynamic Multi Asset	$2,600,191	$1,389,933

For the period ended June 30, 2016, the Portfolios did not engage in any cross-trades in accordance with Rule 17a-7 under the 1940 Act, and no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6. Investment Risks

(a) Non-US Securities Risk—Certain Portfolios may invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in US securities. Such Portfolios’ performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolios invest. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Portfolios’ investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. Emerging market countries can generally have economic structures that are less diverse and mature, and political

Semi-Annual Report	53

systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the US.

(b) Fixed-Income and Debt Securities Risk—Global Dynamic Multi Asset Portfolio invests in fixed-income securities. The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, the Portfolio may have to liquidate portfolio securities at disadvantageous prices. Risks associated with rising interest rates are heightened given that interest rates in the US and other countries are at or near historic lows.

The Portfolio’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering the Portfolio’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Some debt securities may give the issuer the option to call, or redeem, the securities before their maturity, and, during a time of declining interest rates, the Portfolio may have to reinvest the proceeds in an investment offering a lower yield (and the Portfolio may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

7. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

8. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in

54	Semi-Annual Report

pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation technique may result in transfer into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following table summarizes the valuation of the Portfolios’ investments by each fair value hierarchy level as of June 30, 2016:

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2016

US Strategic Equity Portfolio
Common Stocks*	$9,421,598	$—	$—	$9,421,598
Short-Term Investment	440,410	—	—	440,410
Total	$9,862,008	$—	$—	$9,862,008
US Small-Mid Cap Equity Portfolio
Common Stocks*	$53,927,203	$—	$—	$53,927,203
Short-Term Investment	2,212,382	—	—	2,212,382
Total	$56,139,585	$—	$—	$56,139,585
International Equity Portfolio
Common Stocks*
Australia	$—	$21,074,019	$—	$21,074,019
Belgium	—	28,023,035	—	28,023,035
Denmark	—	7,920,197	—	7,920,197
Finland	—	11,058,464	—	11,058,464
France	—	49,792,681	—	49,792,681
Germany	—	4,968,446	—	4,968,446
Ireland	5,453,536	25,720,982	—	31,174,518
Italy	—	11,122,735	—	11,122,735
Japan	—	139,976,563	—	139,976,563
Luxembourg	—	4,809,467	—	4,809,467
Netherlands	—	37,807,449	—	37,807,449
Norway	—	9,654,712	—	9,654,712
Philippines	—	3,146,319	—	3,146,319
Spain	—	7,282,942	—	7,282,942
Sweden	—	23,104,447	—	23,104,447
Switzerland	—	40,021,922	—	40,021,922
Thailand	—	3,711,984	—	3,711,984
Turkey	—	7,676,082	—	7,676,082
United Kingdom	—	86,263,628	—	86,263,628
Other	83,890,282	—	—	83,890,282
Short-Term Investment	37,473,652	—	—	37,473,652
Total	$126,817,470	$523,136,074	$—	$649,953,544

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Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2016

Emerging Markets Equity Portfolio
Common Stocks*
China	$91,003,580	$73,739,892	$—	$164,743,472
Egypt	514,098	8,402,198	—	8,916,296
Hong Kong	—	4,159,665	—	4,159,665
Hungary	—	15,304,421	—	15,304,421
India	—	101,626,587	—	101,626,587
Indonesia	30,877,504	43,044,649	—	73,922,153
Macau	—	3,083,255	—	3,083,255
Malaysia	—	6,772,540	—	6,772,540
Pakistan	—	20,205,622	—	20,205,622
Russia	15,044,684	78,645,051	—	93,689,735
South Africa	7,558,405	72,929,977	—	80,488,382
South Korea	—	128,813,938	—	128,813,938
Taiwan	—	56,018,119	—	56,018,119
Thailand	—	21,947,990	—	21,947,990
Turkey	—	45,234,036	—	45,234,036
Other	162,086,531	—	—	162,086,531
Short-Term Investment	41,909,918	—	—	41,909,918
Total	$348,994,720	$679,927,940	$—	$1,028,922,660
Global Dynamic Multi Asset Portfolio

Assets:
Common Stocks*
Australia	$—	$6,130,132	$—	$6,130,132
Austria	—	203,231	—	203,231
Belgium	1,335,894	179,383	—	1,515,277
Denmark	1,073,444	708,053	—	1,781,497
Finland	870,664	590,223	—	1,460,887
France	—	1,294,774	—	1,294,774
Germany	1,834,647	685,876	—	2,520,523
Hong Kong	537,973	4,183,915	—	4,721,888
Ireland	1,425,154	111,194	—	1,536,348
Israel	1,162,478	428,000	—	1,590,478
Italy	708,102	254,958	—	963,060
Japan	2,754,129	11,318,501	—	14,072,630
Malta	—	221,950	—	221,950
Netherlands	1,853,745	1,768,914	—	3,622,659
New Zealand	—	360,050	—	360,050
Norway	—	2,138,114	—	2,138,114
Portugal	—	377,261	—	377,261
Singapore	—	1,743,474	—	1,743,474
South Africa	—	279,749	—	279,749
Spain	—	632,493	—	632,493
Sweden	1,033,260	789,894	—	1,823,154
Switzerland	1,289,077	1,776,577	—	3,065,654
United Kingdom	4,537,481	6,035,338	—	10,572,819
Other	101,457,537	—	—	101,457,537
Corporate Bonds*	—	25,678,598	—	25,678,598
Foreign Government Obligations*	—	37,991,168	—	37,991,168
Quasi Government Bonds*	—	7,045,503	—	7,045,503
Supranationals	—	4,159,577	—	4,159,577
US Municipal Bonds	—	1,262,819	—	1,262,819
US Treasury Securities	—	3,894,225	—	3,894,225
Short-Term Investment	9,114,789	—	—	9,114,789
Other Financial Instruments**
Forward Currency Contracts	—	1,507,461	—	1,507,461
Total	$130,988,374	$123,751,405	$—	$254,739,779
Liabilities:
Other Financial Instruments**
Forward Currency Contracts	$—	$(997,942)	$—	$(997,942)

*	Please refer to Portfolios of Investments (page 15 through 33) and Notes to Portfolios of Investments (page 35 through 36) for portfolio holdings by country and industry.
**	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation (depreciation).

56	Semi-Annual Report

Certain securities to which footnote (c) in the Notes to Portfolios of Investments apply are included in Level 2 and were valued based on reference to similar securities which were trading on active markets.

In connection with the periodic implementation of fair value pricing procedures with respect to non-US securities (see Note 2(a)), certain equity securities (other than those securities described in footnote (c) in the Notes to Portfolios of Investments) in the International Equity, Emerging Markets Equity and Global Dynamic Multi Asset Portfolios can transfer from Level 1 to Level 2 as a result of fair value pricing procedure triggers being met and would revert to Level 1 when the fair value pricing procedure triggers are no longer met. Accordingly, a significant portion of the Portfolios’ investments are categorized as Level 2 investments. A Portfolio recognizes all transfers between levels as though they were transferred at the beginning of the reporting period.

At June 30, 2016, securities valued at the following amounts were transferred from Level 2 to Level 1:

Portfolio	Amount

International Equity	$4,577,992
Emerging Markets Equity	62,990,444

There were no other transfers into or out of Levels 1, 2 or 3 during the period ended June 30, 2016.

For further information regarding security characteristics see Portfolios of Investments.

9. Derivative Instruments

Certain Portfolios may use derivative instruments, including forward currency contracts.

Forward currency contracts may be used for hedging purposes or to seek to increase returns.

Global Dynamic Multi Asset Portfolio

During the period ended June 30, 2016, the approximate average monthly notional exposure for derivative instruments was as follows:

Forward currency contracts	$73,300,000

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of June 30, 2016:

Fair Value

Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$1,507,461
Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$997,942

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2016 was:

Amount

Realized Gain (Loss) on Derivatives
Foreign Exchange Risk:
Net realized gain (loss) on foreign currency transactions and forward currency contracts	$989,672
Net Change in Unrealized Appreciation (Depreciation) on Derivatives
Foreign Exchange Risk:
Net change in unrealized appreciation (depreciation) on foreign currency translations and forward currency contracts	$74,102

See Note 2(c) and the Portfolios of Investments for additional disclosures about derivative instruments.

None of the other Portfolios presented traded in derivative instruments during the period ended June 30, 2016.

As of June 30, 2016, Global Dynamic Multi Asset Portfolio holds derivative instruments that are eligible for offset in the Statement of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

Semi-Annual Report	57

The required information for the affected Portfolio is presented in the below table, as of June 30, 2016:

Global Dynamic Multi Asset Portfolio

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$1,507,461	$ —	$1,507,461

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts

Citibank NA	$704,262	$(279,203)	$—	$425,059
HSBC Bank USA NA	699,892	(465,979)	—	233,913
JPMorgan Chase Bank NA	26,669	(3,698)	—	22,971
Royal Bank of Canada	29,883	(4,479)	—	25,404
Standard Chartered Bank	16,403	(16,403)	—	—
State Street Bank and Trust Co.	30,352	(30,352)	—	—
Total	$1,507,461	$(800,114)	$—	$707,347

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$997,942	$ —	$997,942

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amounts

Canadian Imperial Bank of Commerce	$169,789	$—	$—	$169,789
Citibank NA	279,203	(279,203)	—	—
HSBC Bank USA NA	465,979	(465,979)	—	—
JPMorgan Chase Bank NA	3,698	(3,698)	—	—
Royal Bank of Canada	4,479	(4,479)	—	—
Standard Chartered Bank	36,884	(16,403)	—	20,481
State Street Bank and Trust Co.	37,910	(30,352)	—	7,558
Total	$997,942	$(800,114)	$—	$197,828

10. Subsequent Events

Management has evaluated subsequent events affecting the Fund through the issuance of the finan-

cial statements and has determined that there were no subsequent events that required adjustment or disclosure.

58	Semi-Annual Report

Lazard Retirement Series, Inc. Board of Directors and Officers Information (unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Independent Directors(3):

Franci J. Blassberg (62)	Director (August 2014)

Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present); previously, Partner (through 2012)

Cornell Law School, Visiting Professor of Practice (2015 – present); previously, Distinguished Practitioner in Residence (Fall 2013 and Fall 2014)

Kenneth S. Davidson (71)	Director (April 1997)

Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Landseer Advisors LLC, an investment manager, Senior Advisor (2012 – 2014)

Aquiline Holdings LLC, an investment manager, Partner (2006 – 2012)

Nancy A. Eckl (53)	Director (May 2007)

College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (67 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

Trevor W. Morrison (45)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present) Columbia Law School, Professor of Law (2008 – 2013)

Richard Reiss, Jr. (72)	Director (April 1997)

Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

Resource Americas, Inc., a real estate asset management company, Director (2016 – present)

O’Charley’s, Inc., a restaurant chain, Director (1984 – 2012)

Robert M. Solmson (68)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

Semi-Annual Report	59

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Interested Directors(4):

Charles L. Carroll (55)	Chief Executive Officer, President and Director (June 2004)	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 – present)

Ashish Bhutani (56)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present) Lazard Ltd, Vice Chairman and Director (2010 – present)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each Director serves as a Director for each of the funds in the Lazard Fund Complex (comprised of, as of July 31, 2016, 40 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other funds in the Lazard Fund Complex.
(3)	“Independent Directors” are not “interested persons” (as defined in the 1940 Act) of the Fund.
(4)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.LazardNet.com.

60	Semi-Annual Report

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):

Nathan A. Paul (43)	Vice President and Secretary (April 2002)	Managing Director and General Counsel of the Investment Manager

Christopher Snively (31)	Chief Financial Officer (March 2016)	Senior Vice President of the Investment Manager (since November 2015) Assurance Manager at PricewaterhouseCoopers LLP (2008 – November 2015)

Stephen St. Clair (57)	Treasurer (May 2003)	Vice President of the Investment Manager

Mark R. Anderson (46)	Chief Compliance Officer (September 2014)	Director and Chief Compliance Officer of the Investment Manager (since September 2014) Senior Vice President, Counsel and Deputy Chief Compliance Officer of AllianceBernstein L.P. (2004 – August 2014)

Tamar Goldstein (41)	Assistant Secretary (February 2009)	Director (since February 2016, previously Senior Vice President), and Director of Legal Affairs (since July 2015) of the Investment Manager

Shari L. Soloway (34)	Assistant Secretary (November 2015)

Senior Vice President, Legal and Compliance, of the Investment Manager (since September 2015)

Vice President and Associate General Counsel of GE Asset Management (July 2011 – September 2015)

Associate at Clifford Chance US LLP (2006 – July 2011)

Cesar A. Trelles (41)	Assistant Treasurer (December 2004)	Vice President of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex.
(3)	In addition to Charles L. Carroll, President, whose information is included in the Interested Directors section.

Semi-Annual Report	61

Lazard Retirement Series, Inc. Other Information (unaudited)

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Management Agreement

All Portfolios except Lazard Retirement Emerging Markets Equity Advantage Portfolio, Lazard Retirement International Equity Advantage Portfolio, Lazard Retirement International Equity Concentrated Portfolio and Lazard Retirement Managed Equity Volatility Portfolio

At a meeting of the Board held on June 28-29, 2016, the Board considered the approval, for an additional annual period, of the Management Agreement between the Fund, on behalf of the Portfolios, and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel, who advised the Board on relevant legal standards and met with the Independent Directors in executive session separate from representatives of the Investment Manager.

Services Provided

Representatives of the Investment Manager discussed with the Board the Investment Manager’s written presentation provided in advance of the meeting addressing, among other matters, the nature, extent and quality of services that the Investment Manager provides the Fund, including a discussion of the Investment Manager and its clients (of which the Lazard Funds complex of 40 active funds comprised approximately $28 billion (as of April 30, 2016) of the approximately $191 billion of total assets under the management of the Investment Manager and its global affiliates as of March 31, 2016). The Investment Manager’s representatives noted that the Investment Manager believes that the Fund and its shareholders continue to be able to obtain significant benefits as a result of the resources and support of the Investment Manager’s global research, portfolio management, operations, technology, legal and compliance and marketing infrastructure. The Directors also considered information provided by the Investment Manager regarding its personnel, resources, financial condition and experience; the Fund’s distribution channels and the relationships with various intermediaries; marketing activities on behalf of the Portfolios; and Portfolio asset flows and the growth or decline in asset levels.

The Directors considered the various services provided by the Investment Manager including the Investment Manager’s research and portfolio management capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s infrastructure and agreed that the Fund benefits from the services and infrastructure provided by the Investment Manager. The Directors accepted management’s assertion that such services and infrastructure are greater than those typically provided to a $28 billion fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Fee, Expense Ratio and Performance Information

The Directors reviewed comparative fee, expense ratio and performance (through March 31, 2016) information prepared by Strategic Insight, noting the limitations of certain Strategic Insight comparison groups (each, a “Group”) and broader Morningstar categories (each, a “Category”). Strategic Insight’s analyses were for the Service Shares class of each Portfolio

62	Semi-Annual Report

except for the Emerging Markets Equity Portfolio, which has both Service Shares and Investor Shares classes outstanding.

Advisory Fees and Expense Ratios. The Directors discussed the management fees paid to the Investment Manager (referred to in the Strategic Insight materials as “advisory fees”) and expense ratios for each Portfolio. They noted the methodology and assumptions used by Strategic Insight. The Directors considered that the Investment Manager continues to voluntarily enter into fee waiver and expense reimbursement agreements for all of the active Portfolios and that for certain of these Portfolios the Investment Manager was waiving advisory fees and/or reimbursing expenses.

Except for the Capital Allocator Opportunistic Strategies, Enhanced Opportunities, Fundamental Long/Short, Global Dynamic Multi Asset, Global Listed Infrastructure, Global Strategic Equity and US Strategic Equity Portfolios (of which only the Global Dynamic Multi Asset and US Strategic Equity Portfolios are active), the current gross advisory fee was at or lower than the Portfolio’s relevant Group median. It was noted that the Investment Manager proposed to lower the advisory fee for the Global Dynamic Multi Asset Portfolio by five basis points, which would bring the fee closer to the median, and that, for the US Strategic Equity Portfolio, the gross advisory fee was only one tenth of a basis point above the median.

For the active Portfolios, total expenses were at or below the median of the relevant Group, except for the Global Dynamic Multi Asset Portfolio (only nine basis points above the median), the US Small-Mid Cap Equity Portfolio and the Emerging Markets Equity Portfolio (Investor Shares total expenses less than two basis points above the Group median).

The Directors also considered fees paid to the Investment Manager by funds advised or sub-advised by the Investment Manager utilizing the same investment strategies as the Portfolios, as well as the Investment Manager’s separately managed accounts with similar investment objectives, policies and strategies (for each Portfolio, collectively with such funds, “Similar Accounts”). The Directors discussed the fees paid to the Investment Manager by the Fund’s Portfolios compared to the fees paid to the Investment Manager by

Similar Accounts. Representatives of the Investment Manager discussed the nature of the Similar Accounts and the extensive differences, from the Investment Manager’s perspective, in services provided to the different types of Similar Accounts as compared to the services provided to the Portfolios. The Directors considered the relevance of the fee information provided for Similar Accounts managed by the Investment Manager, in light of the significant differences in services provided, to evaluate the fees paid to the Investment Manager by the Portfolios.

Performance. Strategic Insight’s performance analyses compared each Portfolio’s investment returns to those of the funds in the relevant Group and Category over one-, three-, five- and ten-year periods ended March 31, 2016 (as applicable).

The Directors noted that performance of the International Equity Portfolio was above the Group and Category averages in all periods; US Small-Mid Cap Equity Portfolio was generally below the Group average and generally above the Category average in all periods; the Emerging Markets Equity Portfolio was below the Group and Category averages for the one- and three-year periods (except for the one-year period where Investor Shares were slightly above the Category average) and above the averages for all other periods; the US Strategic Equity Portfolio was below the Group and Category averages in all periods; and the Global Dynamic Multi Asset Portfolio was above the Group and Category averages in all periods.

At the meeting, the Directors received and would continue to receive regular updates on the Investment Manager’s efforts in respect of underperforming Portfolios.

Investment Manager Profitability and Economies of Scale

The Directors reviewed information prepared by the Investment Manager for each Portfolio concerning profits realized by the Investment Manager and its affiliates resulting from the Management Agreement, calculated using the actual revenues received for the calendar year ended December 31, 2015 and the Investment Manager’s cost allocation methodology to compute an estimate of each Portfolio’s costs to the Investment Manager. The Investment Manager’s rep-

Semi-Annual Report	63

resentatives stated that neither the Investment Manager nor its affiliates receive any significant indirect benefits from the Investment Manager acting as investment adviser to the Portfolios. The Investment Manager’s representatives reviewed with the Board information provided on the Investment Manager’s brokerage practices and the Portfolios’ brokerage allocation, commission payments and soft dollar commissions and benefits. The representatives of the Investment Manager reminded the Board that the Investment Manager is continuing to support distribution relationships through direct payments from its or its affiliates’ own resources to third parties in connection with distribution and shareholder servicing and/or administrative and recordkeeping services, and noted that the Fund does not bear any related costs other than the 0.25% 12b-1 fee pursuant to the Distribution and Servicing Plan adopted for the Portfolios’ Service Shares.

The profitability percentages were within ranges determined by relevant court cases not to be so disproportionately large that they bore no reasonable relationship to the services rendered. Representatives of the Investment Manager stated that the Investment Manager believed the profits are not unreasonable in light of the services provided and other factors. The Directors considered the Investment Manager’s estimated profitability with respect to each Portfolio as part of their evaluation of whether the Portfolio’s fee under the Management Agreement, considered in relation to the mix of services provided by the Investment Manager, including the nature, extent and quality of such services, and evaluated profitability in light of the relevant circumstances for each Portfolio, including the size of each Portfolio and the trend in asset growth or decline, supported the renewal of the Management Agreement. Representatives of the Investment Manager and the Directors discussed ways economies of scale could be realized and how they could be shared, including the Investment Manager’s reinvestment of money back into its business, waiving or reimbursing Portfolio management fees and expenses (including for some Portfolios amending the Management Agreement to lower contractual management fees), adding discounts to a Portfolio’s management fee schedule as a Portfolio’s assets increase or by instituting relatively low management fees from inception. It was noted that, for Portfolios with declining or stable assets or a low level of assets, the extent to which the Investment Manager may have realized any economies of scale would be reduced.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with such information as may reasonably be necessary to make an informed business decision with respect to evaluation of the renewal of the Management Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations.

•	The Board concluded that the nature, extent and quality of the services provided by the Investment Manager are adequate and appropriate, noting the benefits of advisory and research services and other services and infrastructure (as discussed above) associated with an approximately $191 billion global asset management business.

•	The Board was generally satisfied with the overall performance of most of the Portfolios, either because relative performance in the Group and/or Category was satisfactory or performance was otherwise consistent with the investment approach employed for a Portfolio. For certain Portfolios that were not performing in accordance with expectations, the Board would continue to monitor performance.

•	The Board concluded that each Portfolio’s fee paid to the Investment Manager supported the renewal of the Management Agreement in light of the considerations discussed above.

•	The Board recognized that economies of scale may be realized as the assets of the Portfolios increase and determined that they would continue to consider potential material economies of scale.

In evaluating the Management Agreement, the Board relied on the information described above as well as other information provided by the Investment Manager, in addition to information received on a routine and regular basis throughout the year relating to the

64	Semi-Annual Report

operations of the Fund and the investment management and other services provided under the Management Agreement, including information on the investment performance of the Portfolios in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the Portfolios; and compliance reports. The Board also relied on its previous knowledge, gained through meetings and other interactions with the Investment Man-

ager, of the Fund and the services provided to the Fund by the Investment Manager. The Board considered these conclusions and determinations in their totality and determined to approve the Fund’s Management Agreement for each Portfolio. In deciding whether to vote to approve the Management Agreement for each Portfolio, each Director may have accorded different weights to different factors so that each Director may have had a different basis for his or her decision.

Semi-Annual Report	65

NOTES

NOTES

Lazard Retirement Series, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor
Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian
State Street Bank and Trust Company
One Iron Street
Boston, Massachusetts 02210

Transfer Agent and Dividend Disbursing Agent
Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
30 Rockefeller Plaza
New York, New York 10112-0015

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York NY 10112 • www.lazardnet.com

LZDPS010

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors during the period covered by this report.

ITEM 11. CONTROLS AND PROCEDURES.

(a)        The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)       Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lazard Retirement Series, Inc.

By	/s/ Charles L. Carroll
Charles L. Carroll
Chief Executive Officer

Date	September 6, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Charles L. Carroll
Charles L. Carroll
Chief Executive Officer

Date	September 6, 2016

By	/s/ Christopher Snively
Christopher Snively
Chief Financial Officer

Date	September 6, 2016